                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          NORTEL NETWORKS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     Nortel Networks Corporation
                     8200 Dixie Road Suite 100
                     Brampton ON  L6T 5P6  o  Canada


            Frank C. Carlucci
        Chairman of the Board


                     March 13, 2001


                     Dear Shareholder:

                     On behalf of the board of directors and the management of Nortel Networks Corporation, I invite you to attend our 2001 annual and special meeting of shareholders. The meeting will be held at the Hyatt Regency Calgary, Imperial Ballroom, 700 Centre Street South, Calgary, Alberta at 11:15 a.m. (local time) on Thursday, April 26, 2001. We have enclosed the notice of meeting, proxy circular and proxy statement, and form of proxy for the meeting.

                     We want all shareholders to be represented at the meeting. If you are unable to attend the meeting, please complete, date, and sign the form of proxy, and return it in the enclosed envelope. Even if you plan to attend the meeting, you can conveniently express your views in advance by returning a completed form of proxy.

                     We look forward to seeing you at the meeting.

                     Yours truly,





                     Frank C. Carlucci

             NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF
                           NORTEL NETWORKS CORPORATION




NOTICE IS HEREBY GIVEN that the annual and special meeting of shareholders of NORTEL NETWORKS CORPORATION will be held at the Hyatt Regency Calgary, Imperial Ballroom, 700 Centre Street South, Calgary, Alberta at 11:15 a.m. (local time) on Thursday, April 26, 2001, for the following purposes:

(1) to receive the Company's consolidated financial statements for the year ended December 31, 2000, and the related report of the auditors;

(2)      to elect the Company's directors;

(3)      to appoint Deloitte & Touche LLP as the Company's auditors;

(4) to consider and, if deemed appropriate, adopt, with or without variation, a resolution to confirm the Company's By-law No. 1, relating generally to the business and affairs of the Company;

(5) to consider and, if deemed appropriate, adopt, with or without variation, a resolution to approve the Company's adoption of the Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan; and

(6) to transact such other business as may properly be brought before the meeting.


BY ORDER OF THE BOARD OF DIRECTORS



Deborah J. Noble
Corporate Secretary
Nortel Networks Corporation
Brampton, Ontario
February 28, 2001




         YOU ARE INVITED TO VOTE BY COMPLETING AND SIGNING THE ENCLOSED FORM OF PROXY. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY OUR TRANSFER AGENT NO LATER THAN 1:15 P.M. EASTERN DAYLIGHT SAVING TIME ON WEDNESDAY, APRIL 25, 2001. THE TRANSFER AGENT'S ADDRESS IS: COMPUTERSHARE TRUST COMPANY OF CANADA, 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA M5J 2Y1.

                       PROXY CIRCULAR AND PROXY STATEMENT

                                TABLE OF CONTENTS

PROXY CIRCULAR AND PROXY STATEMENT............................................................    1
SOLICITATION AND REVOCATION OF PROXIES........................................................    1
VOTING OF PROXIES.............................................................................    2
VOTING SHARES.................................................................................    2
FINANCIAL STATEMENTS AND AUDITORS' REPORT.....................................................    2
PROPOSALS.....................................................................................    2
ELECTION OF DIRECTORS.........................................................................    3
SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT................................................    5
         Section 16(a) Beneficial Ownership Reporting Compliance..............................    7
EXECUTIVE COMPENSATION........................................................................    8
         Summary Compensation Table...........................................................    8
         Option Grants in 2000................................................................    9
         Aggregate Option Exercises in 2000 and Year-End Option Values........................   10
         Pension Plans........................................................................   11
CERTAIN EMPLOYMENT ARRANGEMENTS...............................................................   13
INDEBTEDNESS OF MANAGEMENT....................................................................   13
COMPENSATION OF DIRECTORS.....................................................................   14
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...................................   15
JOINT BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      OF NORTEL NETWORKS CORPORATION AND NORTEL NETWORKS LIMITED..............................   15
         Compensation Philosophy and Objectives...............................................   16
         Base Salary..........................................................................   16
         Short Term Incentives................................................................   16
         Long Term Incentives.................................................................   17
         2000 Compensation for the President and Chief Executive Officer......................   18
SHAREHOLDER RETURN PERFORMANCE GRAPH..........................................................   18
DIRECTORS' AND OFFICERS' LIABILITY INSURANCE..................................................   19
JOINT CORPORATE GOVERNANCE REPORT OF NORTEL NETWORKS CORPORATION AND
       NORTEL NETWORKS LIMITED................................................................   19
AUDITOR INDEPENDENCE..........................................................................   26
         Audit Fees...........................................................................   26
         Financial Information Systems Design and Implementation Fees.........................   26
         All Other Fees.......................................................................   26
REPORT OF THE AUDIT COMMITTEE OF NORTEL NETWORKS CORPORATION..................................   26
APPOINTMENT OF AUDITORS.......................................................................   27
SPECIAL BUSINESS..............................................................................   27
         Confirmation of By-law No. 1.........................................................   27
         Approval of the Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan............   28
INFORMATION CONCERNING THE COMPANY............................................................   29
DIRECTORS' APPROVAL...........................................................................   29
SCHEDULE "A"
SCHEDULE "B"
APPENDIX 1 - MANDATE OF THE AUDIT COMMITTEE OF NORTEL NETWORKS CORPORATION
APPENDIX 2 - BY-LAW NO.  1 OF NORTEL NETWORKS CORPORATION

Nortel Networks Corporation
8200 Dixie Road Suite 100
Brampton ON  L6T 5P6 o Canada


                       PROXY CIRCULAR AND PROXY STATEMENT

         Effective May 1, 2000, Nortel Networks Corporation (then a newly-formed Canadian company) and Nortel Networks Limited (known prior to that date as Nortel Networks Corporation) participated in a Canadian court-approved plan of arrangement with BCE Inc. As a result of the plan of arrangement, Nortel Networks Limited and its subsidiaries became direct and indirect subsidiaries, respectively, of the Company and Nortel Networks Limited's outstanding common shares were exchanged for the Company's common shares. Nortel Networks Limited is the Company's principal operating subsidiary and all of its outstanding common shares are held by the Company. The Company's common shares trade publicly on the New York and Toronto stock exchanges under the symbol "NT".

                     SOLICITATION AND REVOCATION OF PROXIES

         WE WANT ALL OF THE COMPANY'S SHAREHOLDERS TO VOTE AT THE COMPANY'S ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS. THE MEETING WILL BE HELD AT THE HYATT REGENCY CALGARY, IMPERIAL BALLROOM, 700 CENTRE STREET SOUTH, CALGARY, ALBERTA AT 11:15 A.M. (LOCAL TIME) ON THURSDAY, APRIL 26, 2001. WE HAVE ENCLOSED A FORM OF PROXY WHICH IS BEING SOLICITED BY US THAT CAN BE USED FOR VOTING AT THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS OF THE MEETING.

         We have not determined whether we will solicit proxies other than by mail or in person. If we solicit proxies by telephone or facsimile, the Company will pay the cost. Directors and/or employees of the Company may conduct personal solicitation. Directors and employees will not receive any additional compensation for that activity. We currently have no arrangements in place to solicit proxies other than by mail or in person and the Company currently does not expect to pay any compensation for the solicitation of proxies. However, the Company will, upon request, pay brokers and certain other persons who hold the Company's common shares for others, their reasonable expenses for sending proxy materials to the beneficial owners. The executive offices of the Company are located at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6.

         ON THE ENCLOSED FORM OF PROXY, THREE OF US ARE NAMED AS YOUR PROXYHOLDERS AT THE MEETING. YOU MAY APPOINT A DIFFERENT PERSON OR COMPANY (WITH APPROPRIATE DOCUMENTATION) WHO DOES NOT HAVE TO BE A SHAREHOLDER AS YOUR PROXYHOLDER AT THE MEETING BY STRIKING OUT THOSE NAMES AND INSERTING THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE. YOU CAN ALSO PREPARE YOUR OWN PROPER FORM OF PROXY. EVERY PROXY MUST BE IN WRITING AND MUST BE SIGNED BY YOU OR BY YOUR ATTORNEY WHOM YOU HAVE AUTHORIZED IN WRITING.

         YOU MAY REVOKE A PROXY GIVEN BY YOU. A REVOCATION MUST BE IN WRITING AND MUST BE SIGNED BY YOU OR YOUR ATTORNEY WHOM YOU HAVE AUTHORIZED IN WRITING. REVOCATIONS SHOULD BE DELIVERED TO THE ATTENTION OF THE CORPORATE SECRETARY AT THE COMPANY'S EXECUTIVE OFFICE AT 8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA L6T 5P6, OR TO COMPUTERSHARE TRUST COMPANY OF CANADA, 100 UNIVERSITY AVENUE, TORONTO, ONTARIO, CANADA M5J 2Y1, NO LATER THAN 1:15 P.M. EASTERN DAYLIGHT SAVING TIME ON WEDNESDAY, APRIL 25, 2001, OR TO THE CHAIRMAN OF THE MEETING ON THE MEETING DAY, BUT BEFORE THE START OF THE MEETING.

         All dollar amounts in this document are in United States dollars unless otherwise stated. All information contained in this document is as of February 28, 2001, unless otherwise indicated.

         The notice of meeting, this document, and the form of proxy will be mailed commencing on or about March 13, 2001 to registered holders of the Company's common shares as at the close of business on March 9, 2001.

                                VOTING OF PROXIES

         Your vote will be cast at the Company's annual and special meeting of shareholders in accordance with your directions if you properly complete and deliver a form of proxy. You or an attorney whom you have authorized in writing must sign your form of proxy. In addition, the proxy must be received by Computershare Trust Company of Canada, the Company's transfer agent, no later than 1:15 p.m. Eastern Daylight Saving Time on Wednesday, April 25, 2001.

         If you sign and deliver a blank proxy, your shares will be voted in favor of the persons we nominate for director and in favor of each of the following proposals:

         1. the appointment of Deloitte & Touche LLP as the Company's auditors;

         2.   the confirmation of By-law No. 1; and

         3. the adoption of the Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan.

         If your shares are held by a broker who does not indicate how to vote on a particular matter that comes up for a vote at the meeting, your shares will be treated as not entitled to vote on that matter for purposes of determining whether the matter has received the required level of shareholder approval.

         The person to whom you give your proxy will decide how to vote on amendments or variations to the matters of business described above and on any additional or different matters that may properly come up for a vote at the meeting. We are not aware of any proposal to bring any additional or different matters to a vote at the meeting.

         Computershare Trust Company of Canada will deal with proxies received by it in a way that preserves the confidentiality of your individual votes. However, the Company will have access to proxies as necessary to meet applicable legal requirements, including, in the event of a proxy contest, or in the event a shareholder has made a written comment or submitted a question on the proxy.

                                  VOTING SHARES

         On February 28, 2001, 3,181,686,914 common shares of the Company were issued and outstanding. Each common share entitles the holder to one vote. Only registered holders of common shares of the Company as at the close of business on March 9, 2001 are entitled to receive the notice of meeting. However, if you acquired common shares after March 9, 2001, you will be entitled to vote your common shares at the meeting if, by April 16, 2001, you produce properly endorsed share certificates or you prove that you own the shares and demand to Computershare Trust Company of Canada that your name be included on the list of shareholders entitled to vote at the meeting.

         We are not aware of any person who, as of February 28, 2001, beneficially owned or exercised control or direction over more than five percent of the Company's common shares.

                    FINANCIAL STATEMENTS AND AUDITORS' REPORT

         At the meeting, we will submit the Company's consolidated financial statements for the year ended December 31, 2000, and the related report of our auditors, to you. No vote will be taken regarding the financial statements.

                                    PROPOSALS

         If you want to propose any matter for a vote by the Company's shareholders at the Company's 2002 annual meeting, you must send your proposal to the Company's Corporate Secretary. Your proposal will not be included in next year's proxy circular unless it is received by the Company's Corporate Secretary at the Company's executive offices by January 26, 2002.

                              ELECTION OF DIRECTORS

         The Company's articles permit the Company to have between three and 15 directors, with the actual number of directors determined by the board of directors. We have resolved to have ten directors. Directors are elected at the annual meeting of shareholders, except that we can appoint directors in certain circumstances between annual meetings. Each person who is appointed or elected to the board of directors will hold that position until the close of the next annual meeting of shareholders, until he or she ceases to be a director by operation of law or until he or she resigns. One current director will not be standing for re-election at the meeting.

         Under the Company's articles, in order for a nominee to be elected as a director, at least two-thirds of the votes attaching to the shares represented in person or by valid proxy at the meeting and entitled to vote for directors must be voted in the nominee's favor. If you withhold your vote for a nominee, that will have the same effect as voting against the nominee. The results of an election for directors at the meeting will be determined and certified by the scrutineers for the meeting.

         The Company's board of directors held 14 meetings in 2000. Committees of the board of directors held 17 meetings in 2000. Each director attended 75 percent or more of the combined meetings of the board of directors and the committees of the board of directors on which such director served. The Company's directors are also the directors of Nortel Networks Limited.

       IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED ON THAT FORM, UNLESS YOU SPECIFICALLY DIRECT THAT YOUR VOTE FOR ANY OR ALL OF THOSE NOMINEES BE WITHHELD.

       IF YOU COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY AND ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE, YOUR REPRESENTATIVE AT THE MEETING MAY CHOOSE TO VOTE FOR ANOTHER QUALIFIED NOMINEE. WE HAVE NO REASON TO BELIEVE THAT ANY NOMINEE WILL BE UNAVAILABLE TO SERVE. ALL OF THE NOMINEES LISTED ON THE ENCLOSED FORM OF PROXY, OTHER THAN CLARENCE J. CHANDRAN, WERE INCORPORATING DIRECTORS OF THE COMPANY AND HAVE BEEN DIRECTORS OF THE COMPANY SINCE ITS INCORPORATION ON MARCH 7, 2000.

         Set out below is certain information concerning our nominees for election as directors of the Company:

                  THE HON. JAMES JOHNSTON BLANCHARD, 58, Beverly Hills,
                  Michigan, has been a director of the Company since March 7,
                  2000 and of Nortel Networks Limited since May 1, 1997. Mr.
                  Blanchard has been a shareholder in the law firm of Verner,
                  Liipfert, Bernhard, McPherson and Hand since April 1996. He
[Photo of         was United States Ambassador to Canada from August 1993 to
James Johnston    March 1996, a shareholder in the law firm of Verner, Liipfert,
Blanchard]        Bernhard, McPherson and Hand from March 1991 to August 1993,
                  Governor of the State of Michigan from January 1983 to January
                  1991, and a member of the United States House of Representatives prior thereto. Mr. Blanchard is also a director of Crown Life Insurance Company, Brascan Ltd.,
                  Enbridge Inc., Kasten Chase Applied Research, Long Distance of
                  Michigan, Inc., Minacs Worldwide Inc., Teknion Corporation, and The John F. Kennedy Memorial Library Foundation.


                  ROBERT ELLIS BROWN, 56, Westmount, Quebec, has been a director of the Company since March 7, 2000 and of Nortel Networks
                  Limited since April 27, 2000. Mr. Brown has been the President
[Photo of         and Chief Executive Officer of Bombardier Inc., a corporation
Robert Ellis      involved in the manufacturing of aircraft and transportation
Brown]            equipment, since February 1999. Mr. Brown was President and
                  Chief Operating Officer of Bombardier Aerospace from April
                  1996 to February 1999, and President of Bombardier Aerospace
                  Group - North America prior thereto. Mr. Brown is also a director of Bombardier Inc.

                  CLARENCE JAIWANT CHANDRAN, 51, Cary, North Carolina, has been nominated for election as a director of the Company for the first time. He has also been nominated for election as a
                  director of Nortel Networks Limited for the first time. Mr.
                  Chandran has been the Chief Operating Officer of the Company and of Nortel Networks Limited since June 2000. Mr. Chandran was President, Service Provider and Carrier Group of the
[Photo of         Company from May 2000 to June 2000 and of Nortel Networks
Clarence          Limited from January 2000 to June 2000, Executive
Jaiwant           Vice-President and President, Service Provider and Carrier
Chandran]         Group of Nortel Networks Limited from September 1999 to
                  January 2000, Executive Vice-President and President, Carrier
                  Packet Solutions of Nortel Networks Limited from August 1999 to September 1999, and Executive Vice-President and President,
                  Carrier Packet Solutions and Group Executive Asia of Nortel
                  Networks Limited from February 1999 to July 1999. From 1996,
                  Mr. Chandran held several other executive management positions with the Nortel Networks group of companies.


                  FRANK ANDREW DUNN, 47, Oakville, Ontario, has been a director of the Company since March 7, 2000 and of Nortel Networks
                  Limited since April 30, 2000. Mr. Dunn has been the Chief
                  Financial Officer of the Company since March 2000 and of
                  Nortel Networks Limited since January 2000. Mr. Dunn was
                  Senior Vice-President and Chief Financial Officer of Nortel
[Photo of         Networks Limited from February 1999 to January 2000, Senior
Frank Andrew      Vice-President, Finance and Planning of Nortel Networks
Dunn]             Limited from April 1997 to January 1999, Vice-President,
                  Operations Finance and Planning of Nortel Networks Limited from July 1996 to April 1997, Vice-President, Operations
                  Finance and Vice-President, Finance, Nortel North America of
                  Nortel Networks Limited from March 1996 to June 1996, and
                  Vice-President, Finance, Nortel North America of Nortel
                  Networks Limited prior thereto.


                  L. YVES FORTIER, C.C., Q.C., 65, Westmount, Quebec, has been a director of the Company since March 7, 2000 and of Nortel
[Photo of         Networks Limited since April 30, 1992. Mr. Fortier is a senior
L. Yves           partner and Chairman of the law firm of Ogilvy Renault. He is
Fortier]          also Governor (Chairman of the Board) of Hudson's Bay Company,
                  and a director of DuPont Canada Inc., Royal Bank of Canada, and Nova Chemicals Corporation.

                  ROBERT ALEXANDER INGRAM, 58, Durham, North Carolina, has been a director of the Company since March 7, 2000 and of Nortel
                  Networks Limited since April 29, 1999. Mr. Ingram has been the
                  Chief Operating Officer and President, Pharmaceutical
                  Operations, of GlaxoSmithKline, a corporation involved in the
[Photo of         research, development, manufacturing and sale of
Robert Alexander  pharmaceuticals, since January 2001. He was Chief Executive of
Ingram]           Glaxo Wellcome plc from October 1997 to December 2000 and
                  Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc's United
                  States subsidiary, from January 1999 to December 2000. Mr.
                  Ingram was Chairman, President and Chief Executive Officer of
                  Glaxo Wellcome Inc. from October 1997 to January 1999, and
                  President and Chief Executive Officer of Glaxo Wellcome Inc.
                  prior thereto. Mr. Ingram is also a director of Wachovia
                  Corporation.

                  JOHN ANDREW ROTH, 58, Orangeville, Ontario, has been a
                  director of the Company since March 7, 2000 and of Nortel
                  Networks Limited since April 26, 1996. Mr. Roth has been the
                  President and Chief Executive Officer of the Company since
                  March 2000 and of Nortel Networks Limited since September
[Photo of         1999. Mr. Roth was Vice-Chairman and Chief Executive Officer
John Andrew       of Nortel Networks Limited from August 1998 to September 1999,
Roth]             President and Chief Executive Officer of Nortel Networks
                  Limited from October 1997 to August 1998, President and Chief
                  Operating Officer of Nortel Networks Limited from February
                  1997 to October 1997, Executive Vice-President and Chief
                  Operating Officer of Nortel Networks Limited from July 1996 to
                  February 1997, and Chief Operating Officer and President of
                  Nortel North America of Nortel Networks Limited prior thereto.

                  GUYLAINE SAUCIER, C.M., F.C.A., 54, Montreal, Quebec, has been a director of the Company since March 7, 2000 and of Nortel
                  Networks Limited since May 1, 1997. She is Chairman of the
                  Joint Committee on Corporate Governance, established by the
[Photo of         Canadian Institute of Chartered Accountants, the Canadian
Guylaine          Venture Exchange, and The Toronto Stock Exchange to review the
Saucier]          state of corporate governance in Canada and make
                  recommendations thereon. She is also a director of Axa
                  Assurances Inc., Bank of Montreal, Petro-Canada, and Tembec
                  Inc. Mrs. Saucier was also Chairman of the Board and a director of the Canadian Broadcasting Corporation, a public broadcaster, from April 1995 to December 2000.

                  SHERWOOD HUBBARD SMITH, JR., 66, Raleigh, North Carolina, has
                  been a director of the Company since March 7, 2000 and of
                  Nortel Networks Limited since April 28, 1994. Mr. Smith has been Chairman Emeritus of the Board of Directors of CP&L, an
[Photo of         electric utility company, since December 2000. He was Chairman
Sherwood Hubbard  Emeritus of the Board of Directors of Carolina Power & Light
Smith Jr.]        Company from May 1999 to November 2000. Mr. Smith was
                  non-executive Chairman of the Board of Carolina Power & Light
                  Company from October 1996 to May 1999, and Chairman of the
                  Board and Chief Executive Officer of Carolina Power & Light
                  Company prior thereto. He is also a director of Springs
                  Industries Inc. and Wachovia Corporation.

                  LYNTON RONALD WILSON, O.C., 60, Oakville, Ontario, has been a director of the Company since March 7, 2000 and of Nortel
                  Networks Limited since April 25, 1991. He is Chairman of the
                  Board of CAE, Inc., a flight training, services and equipment
[Photo of         company. Mr. Wilson was Chairman of the Board of Directors of
Lynton Ronald     BCE Inc., a telecommunications company, from May 1998 to April
Wilson]           2000, serving in a non-executive capacity from January 1999.
                  Mr. Wilson was Chairman and Chief Executive Officer of BCE
                  Inc. from May 1996 to May 1998 and Chairman, President and
                  Chief Executive Officer of BCE Inc. prior thereto. He is also a director of DaimlerChrysler AG, Imperial Oil Limited, and
                  Ontario Power Generation Inc.


         Frank C. Carlucci, 70, of McLean, Virginia, will not be standing for re-election as a director, having reached the age of retirement under the Company's corporate governance guidelines. Mr. Carlucci has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since October 17, 1989, and chairman of the board of the Company and of Nortel Networks Limited since March 7, 2000 and April 29, 1999, respectively. Mr. Carlucci is chairman of The Carlyle Group, a Washington-based merchant banking firm. He is also Chairman of the Board and a director of Neurogen Corporation, and a director of Ashland, Inc., Kaman Corporation, Pharmacia Corporation, Inc., Quaker Oats Co., SunResorts, Ltd., and Texas Biotechnology Corporation.

         We would also like to acknowledge the many contributions of Sir Antony Pilkington, who was a director of the Company from March 7, 2000 and a director of Nortel Networks Limited from April 23, 1998 until his death on September 22, 2000.

         We also wish to thank Ralph M. Barford, Richard J. Currie, C.M., and Jean C. Monty, C.M., who retired from the board of directors of Nortel Networks Limited during the year 2000.

         Shareholders who wish to have the committee on directors of the Company consider the nomination of any person for director should communicate with the Company's Corporate Secretary at the Company's executive offices.

                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

         The following table shows the number of common shares of the Company, Entrust Technologies Inc. and Elastic Networks Inc. beneficially owned, as of February 28, 2001, by each of the Company's directors, nominees for election as director and named executive officers, as well as by the directors, nominees and all executive officers as a group. Entrust Technologies Inc. and Elastic Networks Inc. are affiliates of the Company.

         A person is deemed to be a beneficial owner of a common share if that person has, or shares, the power to vote or transfer the common share. A person is also deemed to be a beneficial owner of a common share if such person has the right to acquire the share within 60 days. More than one person may be deemed a beneficial owner of a common share and a person need not have an economic interest in a share to be a beneficial owner.

                                                                                     AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                TITLE OF CLASS OF SECURITY                 BENEFICIAL OWNERSHIP (1)
------------------------                ---------------------------                ------------------------
J.J. Blanchard                          Common shares of the Company                       6,391
                                        Share units of the Company                         3,723   (2)

R.E. Brown                              Common shares of the Company                       9,281   (3)

F.C. Carlucci                           Common shares of the Company                      37,240   (4)
                                        Share units of the Company                         9,954   (2)

C.J. Chandran                           Common shares of the Company                     598,973   (5)

F.A. Dunn                               Common shares of the Company                     223,143   (6)

L.Y. Fortier                            Common shares of the Company                      11,701   (7)
                                        Share units of the Company                         5,171   (2)

R.A. Ingram                             Common shares of the Company                       1,998   (8)
                                        Share units of the Company                         2,247   (2)

J.A. Roth                               Common shares of the Company                   3,570,934   (9)

G. Saucier                              Common shares of the Company                      14,777  (10)
                                        Share units of the Company                         9,920   (2)

S.H. Smith, Jr.                         Common shares of the Company                      22,424  (11)
                                        Share units of the Company                        11,407   (2)

L.R. Wilson                             Common shares of the Company                     167,047  (12)
                                        Share units of the Company                         1,490   (2)

F.W. Conner                             Common shares of the Company                     213,086  (13)
                                        Common shares of Entrust Technologies Inc.        53,638  (14)

G.R. Donahee                            Common shares of the Company                     171,635  (15)

Directors, nominees and executive       Common shares of the Company                   9,957,203  (16)
officers as a group (consisting of 40   Share units of the Company                        43,912   (2)
persons, including those named above)   Common shares of Entrust Technologies Inc.        54,638  (14)
                                        Common shares of Elastic Networks Inc.             5,000  (17)


(1) Except as set forth below, each person has sole investment and voting power with respect to the common shares beneficially owned by such person. Includes common shares subject to stock options exercisable within 60 days from February 28, 2001. As of February 28, 2001, each director, nominee and named executive officer, and the directors, nominees and executive officers as a group, beneficially owned less than 1.0 percent of the outstanding common shares of the Company.

(2) Share units of the Company are awarded under the Nortel Networks Limited Directors' Deferred Share Compensation Plan and represent the right to receive one common share of the Company. The Deferred Share Compensation Plan is described on page 14 below under the heading "Compensation of Directors."

(3) Excludes 473 common shares beneficially owned by Mr. Brown's adult children residing with Mr. Brown and 671 common shares beneficially owned by Mr. Brown's spouse. Mr. Brown disclaims beneficial ownership of those shares.

(4) Mr. Carlucci shares investment and voting power with his spouse in respect of the common shares he beneficially owns.

(5) Includes 460,001 common shares subject to employee stock options. Excludes 70 common shares beneficially owned by Mr. Chandran's spouse. Mr. Chandran disclaims beneficial ownership of those shares.

(6) Includes 134,667 common shares subject to employee stock options. Excludes 560 common shares beneficially owned by Mr. Dunn's adult children residing with Mr. Dunn. Mr. Dunn disclaims beneficial ownership of those shares.

(7) Excludes 5,000 common shares beneficially owned by Mr. Fortier's spouse. Mr. Fortier disclaims beneficial ownership of those shares.

(8) Includes 1,800 common shares as to which Mr. Ingram shares investment and voting power with his spouse.

(9) Includes 2,823,332 common shares subject to employee stock options, 171,600 common shares beneficially owned by a corporation that is controlled by Mr. Roth, and 12,800 common shares beneficially owned by Mr. Roth's spouse. Excludes 108 common shares beneficially owned by Mr. Roth's adult child residing with Mr. Roth. Mr. Roth disclaims beneficial ownership of those shares.

(10) Includes 13,300 common shares beneficially owned by a corporation that is wholly-owned by Mrs. Saucier.

(11) Excludes 1,600 common shares beneficially owned by Mr. Smith's spouse. Mr. Smith disclaims beneficial ownership of those shares.

(12) Includes 155,752 common shares beneficially owned by a corporation that is wholly-owned by Mr. Wilson and 2,197 common shares beneficially owned by Mr. Wilson's spouse. Also includes 1,000 common shares owned by an organization of which Mr. Wilson is a member. Mr. Wilson shares investment and voting power of those shares.

(13) Includes 186,667 common shares subject to employee stock options. Excludes 2,948 common shares beneficially owned by Mr. Conner's spouse. Mr. Conner disclaims beneficial ownership of those shares.

(14) Includes 51,638 common shares subject to stock options. The number of common shares beneficially owned represents less than 1.0 percent of the outstanding common shares of Entrust Technologies Inc.

(15) Includes 146,668 common shares subject to employee stock options. Excludes 566 common shares beneficially owned by Mr. Donahee's adult children residing with Mr. Donahee. Mr. Donahee disclaims beneficial ownership of those shares.

(16) Includes 7,734,730 common shares subject to employee stock options. Also includes 265,310 common shares as to which investment and voting power is shared with one or more other persons. Excludes 12,123 common shares as to which beneficial ownership is disclaimed.

(17) The number of common shares beneficially owned represents less than 1.0 percent of the outstanding common shares of Elastic Networks Inc.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the United States Securities Exchange Act of 1934 requires directors and executive officers of the Company to file reports concerning their ownership of Company equity securities with the United States Securities and Exchange Commission, the New York Stock Exchange, and the Company. Based on a review of the forms received and written representations from the persons subject to Section 16(a), we believe that all of the Company's directors and executive officers filed their required reports on a timely basis during the year 2000.

                             EXECUTIVE COMPENSATION

The following tables are presented in accordance with the rules of the United States Securities and Exchange Commission.

SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by or paid to each of the Company's named executive officers for services rendered by them to the Company and its subsidiaries for the fiscal years indicated.


                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                             ---------------------
                                           ANNUAL COMPENSATION                 AWARDS    PAYOUTS
                                  -----------------------------------------  ----------  ---------
                                                                             SECURITIES
          NAME                                                OTHER ANNUAL   UNDERLYING    LTIP       ALL OTHER
     AND PRINCIPAL                   SALARY         BONUS     COMPENSATION    OPTIONS    PAYOUTS     COMPENSATION
        POSITION          YEAR        ($)          ($)(2)          ($)         (#)(4)    (#)(4)(5)      ($)(6)
    --------------        ----    ---------      ---------    ------------   ----------  --------    ------------
J.A. Roth                 2000    1,104,167      5,636,250          -          750,000    89,280      33,199(1)
President and Chief       1999      812,500      4,200,000          -        1,500,000    57,600      24,339(1)
Executive Officer         1998      682,783 (1)  1,261,248          -        1,240,000     N/A        20,689(1)

C.J. Chandran             2000      707,955      2,675,000          -          900,000    38,400       6,120
Chief Operating Officer   1999      475,385      1,298,509          -          800,000    28,800       5,760
                          1998      395,000        614,840          -          980,000     N/A         5,760

G.R. Donahee              2000      444,091      1,059,840    153,591 (3)      300,000    19,200       6,120
President, Americas       1999      380,000        701,739    363,056 (3)      160,000    14,400     249,794
                          1998      341,000        369,196      8,268 (3)       80,000     N/A       396,847

F.A. Dunn                 2000      440,909      1,014,515          -          450,000    12,480      13,121(1)
Chief Financial Officer   1999      298,204        546,676          -          340,000    14,400       9,194(1)
                          1998      211,617 (1)    246,453          -           64,000     N/A         6,368(1)

F.W. Conner               2000      446,364        923,910          -          300,000    24,000       6,120
President, E-Business     1999      375,833        627,219          -          140,000    19,200       5,760
Solutions                 1998      332,083        381,137          -          720,000     N/A         5,760


(1) Represents the United States dollar equivalent of payments actually earned or paid in Canadian dollars. Amounts have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = Cdn$1.4819 for 2000, US$1.00 = Cdn$1.4888 for 1999, and
         US$1.00 = Cdn$1.4840 for 1998.

(2) Incentive awards made under the Nortel Networks Limited SUCCESS Incentive Plan (formerly known as the Nortel Networks Limited Senior Management Incentive Award Plan), whether or not deferred by the named executive officer, in respect of each of the fiscal years.

(3) Amounts paid to reimburse Mr. Donahee for income taxes payable by him in accordance with Nortel Networks Limited's long-term international assignment policy.

(4) As adjusted to reflect the two-for-one stock split of Nortel Networks Limited's common shares effective at the close of business on January 7, 1998, the stock dividend of one common share on each issued and outstanding common share of Nortel Networks Limited effective at the close of business on August 17, 1999, and the two-for-one stock split of the Company's common shares effective at the close of business on May 5, 2000, where applicable.

(5) Restricted stock units allocated in 1997 and 1998 under the Nortel Networks Limited Restricted Stock Unit Plan. If specified performance criteria were achieved, each unit entitled the holder to receive one common share of the Company or, subject to certain conditions, a cash payment based on the value of one common share over a specified 20-day trading period. The restricted stock units allocated in 1997 and 1998 had a return on asset performance criteria over a three-year performance period, ending December 31, 1999 and December 31, 2000, respectively. The value of the pay-out in 2001 for the restricted stock units allocated in 1998 was equal to Cdn$3,509,597 ($2,327,936) for Mr. Roth, $1,023,360 for Mr. Chandran, $511,680 for Mr. Donahee, Cdn$490,589 ($325,411) for Mr. Dunn, and $639,600 for Mr. Conner.

         Messrs. Chandran, Donahee and Conner chose to receive their restricted stock unit awards for 2001 as a cash payment. Amounts have been converted for Messrs. Roth's and Dunn's 2001 pay-out using the average of the exchange rates in effect during January and February 2001 equal to US$1.00 = Cdn$1.5076. The value of the pay-out in 2000 for the restricted stock units allocated in 1997 was equal to Cdn$4,906,728 ($3,311,106) for Mr. Roth, $1,690,776 for Mr. Chandran, $845,388 for
         Mr. Donahee, Cdn$1,226,682 ($827,777) for Mr. Dunn, and $1,127,184 for
         Mr. Conner. All the named executive officers except Mr. Conner chose to receive their restricted stock awards for 2000 as a cash payment.

(6) Except for Mr. Donahee, represents contributions made under the Nortel Networks Limited Investment Plan for Employees - Canada and the Nortel Networks Long-Term Investment Plan. For Mr. Donahee, represents contributions made under the Nortel Networks Long-Term Investment Plan in the following amounts: $6,120 in 2000, $5,760 in 1999, and $5,760 in 1998. Mr. Donahee also received $30,417 in 1999 and $25,368 in 1998 in housing relocation assistance and $213,617 in 1999 and $365,719 in 1998 under Nortel Networks Limited's long-term international assignment policy.

OPTION GRANTS IN 2000

         The following table sets forth certain information concerning grants of stock options to purchase common shares of the Company to the named executive officers during the fiscal year ended December 31, 2000.

                             INDIVIDUAL GRANTS (1)
-------------------------------------------------------------------------------         POTENTIAL REALIZABLE
                                      % OF TOTAL                                       VALUE AT ASSUMED ANNUAL
                      NUMBER OF         OPTIONS                                   RATES OF STOCK PRICE APPRECIATION
                      SECURITIES      GRANTED TO                                         FOR OPTION TERM (4)(5)
                      UNDERLYING       EMPLOYEES                                  ---------------------------------
                   OPTIONS GRANTED     IN FISCAL    EXERCISE PRICE   EXPIRATION
NAME                  (#)(2)(3)          YEAR         ($/SH)(2)         DATE          5% ($)           10% ($)
----               ---------------     ---------    --------------   ----------   ---------------  ----------------
J.A. Roth              750,000            .71         118.680(Cdn)   07/26/10     55,977,911(Cdn)  141,859,016(Cdn)

C.J. Chandran          400,000            .86          49.610        01/26/10     12,479,785       31,626,225
                       500,000                         67.530        06/26/10     21,234,627       53,812,714

G.R. Donahee           300,000            .29          49.610        01/26/10      9,359,838       23,719,669

F.A. Dunn              200,000            .43          71.145(Cdn)   01/26/10      8,948,542(Cdn)  22,677,361(Cdn)
                       250,000                         87.710(Cdn)   06/08/10     13,790,087(Cdn)  34,946,788(Cdn)

F.W. Conner            300,000            .29          49.610        01/26/10      9,359,839       23,719,669


(1) Stock options granted by Nortel Networks Limited prior to the May 1, 2000 plan of arrangement were assumed by the Company on May 1, 2000. Stock options granted after May 1, 2000 were granted by the Company.

(2) As adjusted to reflect the two-for-one stock split of the Company's common shares effective at the close of business on May 5, 2000, where applicable.

(3) The options have ten-year terms and become exercisable in three equal annual installments beginning on the first anniversary of the date of grant, except that 100,000 of the options granted to Mr. Donahee and 250,000 of the options granted to Mr. Dunn become exercisable on the fourth anniversary of the date of grant for Mr. Donahee and on the third anniversary of the date of grant for Mr. Dunn. No stock appreciation rights were granted in 2000.

(4) The dollar amounts shown represent the amount by which the market value of the Company's common shares subject to each option would exceed the exercise price of the option upon the expiration of the option if the market value of the Company's common shares appreciates at the rate of five percent and ten percent, respectively, during the option term. These rates of appreciation are prescribed by the United States Securities and Exchange Commission. On February 28, 2001, the closing price of a common share of the Company on the New York Stock Exchange and on The Toronto Stock Exchange was $18.49 and Cdn$28.50, respectively. As the actual value received by a named executive officer on the exercise of a stock option is determined by the market value of the Company's common shares on the date of exercise, the actual value received by a named executive officer may bear no relation to the potential realization shown under these columns.

(5) At January 27, 2000, there were 2,757,509,332 common shares of Nortel Networks Limited outstanding (as adjusted for the two-for-one stock split of the Company's common shares effective at the close of business on May 5, 2000). Assuming all options were granted on January 27, 2000 and assuming five percent and ten percent annual share price appreciation rates for ten years (the term of the options) from $49.610 per share, the potential incremental aggregate realizable value for all the Company's shareholders would be $86,032,808,816 and $218,024,029,041, respectively. Assuming all options were granted on January 27, 2000 with an exercise price of $49.610, the potential incremental realizable value of the options granted to the named executive officers in 2000 would be less than 0.10 percent of the potential incremental aggregate realizable value for all the Company's shareholders, assuming either rate of appreciation.

AGGREGATE OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2000 and the value of unexercised options at December 31, 2000.

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING                    VALUE OF UNEXERCISED
                      COMMON                             UNEXERCISED OPTIONS AT                   IN-THE-MONEY
                  SHARES ACQUIRED                       FISCAL YEAR-END (#)(1)(2)        OPTIONS AT FISCAL YEAR-END ($)
                    ON EXERCISE          VALUE         --------------------------   -----------------------------------
NAME                 (#)(1)(3)       REALIZED ($)(3)   EXERCISABLE  UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----              ---------------   -----------------  -----------  -------------   ----------------  -----------------

J.A. Roth           1,506,000       135,243,390 (Cdn)   2,676,664     2,883,336     87,023,942 (Cdn)   26,322,619 (Cdn)

C.J. Chandran         513,334        22,592,579           166,668     2,693,334      1,140,875         15,794,267

G.R. Donahee          186,664        12,889,101                 1       753,335             17          6,068,359

F.A. Dunn             212,000        14,827,720 (Cdn)           0       684,668              0          2,972,758 (Cdn)
                          -               -                     -       200,000              -          2,050,500

F.W. Conner           126,666        5,964,338                  0     1,513,334              0         14,063,111


(1) As adjusted to reflect the two-for-one stock split of the Nortel Networks Limited's common shares effective at the close of business on January 7, 1998, the stock dividend of one common share on each issued and outstanding common share of Nortel Networks Limited effective at the close of business on August 17, 1999, and the two-for-one stock split of the Company's common shares effective at the close of business on May 5, 2000, where applicable.

(2) Includes the following number of "replacement options": 720,000 for Mr. Roth, 720,000 for Mr. Chandran, 160,000 for Mr. Donahee, 120,000 for Mr. Dunn, and 540,000 for Mr. Conner. Replacement options are granted pursuant to the Company's key contributor stock option program. Under that program, a participant is granted concurrently an equal number of initial options and replacement options. The replacement options expire ten years from the date of grant and have an exercise price equal to the market value of common shares on the date all of the initial options are fully exercised, provided that in no event will the exercise price be less than the exercise price of the initial options. Replacement options are generally exercisable commencing 36 months after the date all of the initial options are fully exercised, provided that the participant beneficially owns a number of common shares at least equal to the number of common shares subject to the initial options less any common shares sold to pay for option costs, applicable taxes, and brokerage costs associated with the exercise of the initial options.

(3) In 2000, Messrs. Roth, Chandran, and Dunn exercised 720,000, 240,000, and 120,000 initial options, respectively, granted under the Company's key contributor stock option program described in (2) above. As of February 28, 2001, Messrs. Roth, Chandran, and Dunn held the following number of common shares acquired by them on the exercise of initial options in 2000: 460,000, 120,000 and 78,000, respectively. These shares had a fair market value on the day of acquisition of approximately Cdn$39,639,125 for Mr. Roth, approximately $6,308,400 for Mr. Chandran, and approximately Cdn$6,421,740 for Mr. Dunn.

         In order to exercise their "replacement options" under the key contributor stock option program, Messrs. Roth, Chandran, and Dunn are required, among other things, to hold those shares for 36 months from the date of exercise of their initial options.

PENSION PLANS

         Executive officers participate in non-contributory defined benefit pension plans in Canada and in the United States. The current Canadian plan provides for a benefit based on pension credits and the average annual earnings for the highest three consecutive years in the last ten years prior to retirement or other termination of employment. Employees who were participants of the Canadian plan as at December 31, 1998 could continue to participate in the old defined benefit provisions. The United States plan currently provides for a benefit based on pension credits and average earnings for the highest 1,095 consecutive calendar days of compensation not in excess of certain limits specified in the United States Internal Revenue Code ($170,000 in 2000) out of the last 3,650 calendar days prior to retirement or other termination of employment. Compensation for the current Canadian plan and the United States plan includes base salary and incentive awards. Under both plans, the benefit can be paid in a lump sum or as an actuarially equivalent annuity. Certain grandfathering rules exist for executive officers participating in the plans as at December 31, 1998. The pension benefit formulae described above were closed to new participants under the Canadian and United States defined benefit pension plans after April 30, 2000.

         Eligible executives also participate in the Supplementary Executive Retirement Plan. Effective January 1, 2000, the Supplementary Executive Retirement Plan was closed to new participants. The old Supplementary Executive Retirement Plan formula is a final average pay formula with a pension accrual of
1.3 percent of eligible earnings. An early retirement reduction of seven percent a year prior to age 60 applies in the case of retirement prior to this age. The maximum total annual retirement benefit cannot exceed 60 percent of an executive's eligible earnings at retirement. The new Supplementary Executive Retirement Plan, which became effective January 1, 1999 and was optional for executives then participating in the Canadian plan, provides a benefit based on pension credits, to a maximum of 550 percent of eligible earnings. Eligible earnings for the old and new Supplementary Executive Retirement Plans includes base salary and any eligible incentive awards paid up to 60 percent of a participant's base salary.

         Pension credits are earned during each year of participation based on the participant's age attained in the year and on years of service. Pension benefits payable under these plans at normal retirement age of 65 are not subject to any deduction or offsets. Under the Canadian plan's annual income option, there are reductions for retirement prior to normal retirement age.

         The following tables show the aggregate approximate annual retirement benefits for an eligible executive officer determined using the Supplementary Executive Retirement Plan formulae (payable as a life annuity with a 60 percent survivor pension) under the plans, and the Supplementary Executive Retirement Plan. These tables provide estimates for certain compensation and years of service categories assuming retirement at age 65. The approximate benefits for Messrs. Roth's, Chandran's, Donahee's, and Dunn's Canadian service are shown in Table I (which provides estimates under the old Supplementary Executive Retirement Plan). The approximate benefits for Messrs. Chandran's, Donahee's, and Conner's United States service are shown in Table II (which provides estimates under the new Supplementary Executive Retirement Plan).

                              PENSION PLAN TABLE I

                                                           YEARS OF SERVICE (1)
                       ---------------------------------------------------------------------------------------------
 TOTAL EARNINGS (1)           15                20                 25                 30                 35
---------------------- ----------------- ------------------ ------------------ ------------------ ------------------
  $  200,000              $ 39,000         $  52,000          $   65,000         $   78,000         $   91,000
     250,000                48,750            65,000              81,250             97,500            113,750
     300,000                58,500            78,000              97,500            117,000            136,500
     350,000                68,250            91,000             113,750            136,500            159,250
     400,000                78,000           104,000             130,000            156,000            182,000
     450,000                87,750           117,000             146,250            175,500            204,750
     500,000                97,500           130,000             162,500            195,000            227,500
   1,000,000               195,000           260,000             325,000            390,000            455,000
   1,500,000               292,500           390,000             487,500            585,000            682,500
   2,000,000               390,000           520,000             650,000            780,000            910,000
   2,500,000               487,500           650,000             812,500            975,000          1,137,500
   3,000,000               585,000           780,000             975,000          1,170,000          1,365,000
   3,500,000               682,500           910,000           1,137,500          1,365,000          1,592,500
   4,000,000               780,000         1,040,000           1,300,000          1,560,000          1,820,000
   4,500,000               877,500         1,170,000           1,462,500          1,755,000          2,047,500
   5,000,000               975,000         1,300,000           1,625,000          1,950,000          2,275,000


                              PENSION PLAN TABLE II

                                                            YEARS OF SERVICE (1)
                          -------------------------------------------------------------------------------------------
   TOTAL EARNINGS (1)            15                20               25               30                  35
------------------------- ----------------- ----------------- --------------- ------------------ --------------------
    $  200,000             $   46,193        $   56,345       $   69,204       $   78,341          $   91,201
       250,000                 57,741            70,431           86,505           97,926             114,001
       300,000                 69,289            84,517          103,806          117,512             136,801
       350,000                 80,837            98,603          121,107          137,097             159,601
       400,000                 92,385           112,689          138,408          156,682             182,401
       450,000                103,933           126,776          155,709          176,268             205,201
       500,000                115,481           140,862          173,010          195,853             228,001
     1,000,000                230,963           281,724          346,021          391,706             456,003
     1,500,000                346,444           422,585          519,031          587,558             684,004
     2,000,000                461,925           563,447          692,042          783,411             912,006
     2,500,000                577,406           704,309          865,052          979,264           1,140,007
     3,000,000                692,888           845,171        1,038,062        1,175,117           1,368,009
     3,500,000                808,369           986,032        1,211,073        1,370,970           1,596,010
     4,000,000                923,850         1,126,894        1,384,083        1,566,823           1,824,012
     4,500,000              1,039,331         1,267,756        1,557,093        1,762,675           2,052,013
     5,000,000              1,154,813         1,408,618        1,730,104        1,958,528           2,280,015


(1) The following table sets forth the approximate total eligible earnings and years of credited service of the named executive officers:


           NAME                TOTAL EARNINGS ($)       CANADIAN SERVICE (YRS)    UNITED STATES SERVICE (YRS)
--------------------------- -------------------------- -------------------------- --------------------------
J.A. Roth                          1,466,483                     32.00                       -

C.J. Chandran                        875,113                     17.42                      10.17

G.R. Donahee                         633,564                      7.00                      17.08

F.A. Dunn                            525,270                     24.58                       -

F.W. Conner                          628,660                      -                          8.25

                         CERTAIN EMPLOYMENT ARRANGEMENTS

         At the time of his appointment as Chief Operating Officer of the Company and Nortel Networks Limited in June 2000, Mr. Chandran entered into a five-year employment agreement with the Company and Nortel Networks Limited. The employment agreement provides for, among other things, a base salary of $800,000 per annum.

         Each of the named executive officers and certain other executive officers of the Company participate in the Nortel Networks Corporation Executive Retention and Termination Plan. The Plan provides that if a participant's employment is terminated within a period commencing 30 days prior to the date of a change in control of the Company and ending 24 months after the date of a change in control of the Company or the participant resigns for good reason (including, among other things, a reduction in overall compensation, geographic relocation or reduction in responsibility, in each case without the consent of the participant) within 24 months following the date of a change in control of the Company, the participant will be entitled to certain payments and benefits, including (i) the payment of an amount equal to three times (in the case of Mr.
Roth) and two times (in the case of Messrs. Chandran, Donahee, Dunn, and Conner) of the participant's annual base salary; (ii) payment of an amount equal to 100 percent of the participant's target annual incentive bonus; (iii) accelerated vesting of all or substantially all stock options; and (iv) the "pay-out" at target of any restricted stock units under the Nortel Networks Limited Restricted Stock Unit Plan.

For purposes of the Plan, a change of control is deemed to occur if:

         (i) (a) any party or group (other than BCE Inc.), acquires ownership of more than 20 percent of the common shares of the Company and such person or group owns more common shares than are then owned by BCE Inc., and (b) a majority of the directors on the board of directors of the Company within two years after such acquisition is comprised of individuals who had not been members of the board prior to such acquisition;

         (ii) any party (other than BCE Inc.) acquires ownership of more than 50 percent of the common shares of the Company;

         (iii) the Company participates in a business combination, including, among other things, a merger, amalgamation, reorganization or plan of arrangement, unless following the business combination, the Company's common shareholders own more than 50 percent of the then-outstanding voting shares of the entity resulting from the business combination (or of a publicly traded corporation which controls such entity) and a majority of the members of the board of directors of the entity resulting from the business combination (or the publicly traded corporation controlling such entity) were members of the board of directors of the Company when the business combination was approved or the initial agreement in connection with the business combination was executed; or

         (iv) any other event occurs which the Company's board of directors determines in good faith could reasonably be expected to give rise to a change in control.

                           INDEBTEDNESS OF MANAGEMENT

         No director, executive officer, senior officer, or nominee for election as a director of the Company is or has been indebted to the Company or its subsidiaries, since January 1, 2000, except for loans made in connection with a relocation. Relocation assistance is provided to employees who are requested to relocate and is designed to minimize the financial exposure to employees as a result of the move. The assistance may include housing loans, advances on real estate equity, and payments on behalf of employees of direct costs associated with the move. The assistance offered is specific to each employee and is structured to be competitive in the area to which the employee is relocated, subject to the overall relocation policy.

         Approximately $18.0 million of loans extended by the Company and its subsidiaries to current and former officers, directors, and employees was outstanding on February 28, 2001. Neither the Company nor its subsidiaries have given any guarantee, support agreement, letter of credit, or similar arrangement or understanding to any other entity in connection with indebtedness of these persons since January 1, 2000. No loans have been extended by the Company or its subsidiaries to any director of the Company since January 1, 2000. The following table sets forth certain additional information about indebtedness owed by two of the Company's officers.

   TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS

       NAME AND PRINCIPAL                    INVOLVEMENT OF        LARGEST AMOUNT OUTSTANDING        AMOUNT OUTSTANDING
            POSITION                     COMPANY OR SUBSIDIARY         DURING 2000 ($)           AS AT FEBRUARY 28, 2001 ($)
       ------------------                ---------------------     --------------------------    ---------------------------
P. Debon (1)
President, Europe, Middle East & Africa           Lender                     222,610                       74,203
G.R. Donahee (2)
President, Americas                               Lender                     150,000                      150,000

(1) A subsidiary of the Company paid certain tax liabilities to the French taxation authorities on behalf of Mr. Debon in connection with his relocation from France to the United States in 1999. Mr. Debon agreed to repay these amounts in four installments, one of which remains outstanding. The loan is interest-free and unsecured.


(2) A subsidiary of the Company extended a housing loan to Mr. Donahee in 1994 in connection with a relocation. The loan is for a period of ten years, interest-free, and secured against Mr. Donahee's residence.

                            COMPENSATION OF DIRECTORS

         The following table sets forth certain information concerning the current compensation of directors of the Company and Nortel Networks Limited who are not salaried employees of the Company or any of its subsidiaries, including Nortel Networks Limited.

           PAYOR                      TYPE                              AMOUNT
           -----                      ----                              ------
Company                        Board Retainer               4,000 stock options annually

Nortel Networks Limited        Board Retainer               $50,000 annually

Company and/or                 Committee Membership         $10,000 annually, or $5,000 annually for members of
Nortel Networks Limited        Retainer                     the same committee of the boards of the Company and
                                                            Nortel Networks Limited.

Company and/or                 Committee Chairmanship Fee   $5,000 annually, or $2,500 annually for chairmanship
Nortel Networks Limited                                     of the same committee of the boards of the Company and
                                                            Nortel Networks Limited.

Company and/or                 Special Assignments          $3,000 per day, up to $50,000 annually.
Nortel Networks Limited

Nortel Networks Limited        Retirement Benefits          Non-employee directors of Nortel Networks Limited
                                                            elected prior to January 1, 1996 are entitled to
                                                            retirement benefits equal to 75 percent of the greater
                                                            of $27,500 and the annual retainer paid to each
                                                            director at retirement, indexed to reflect
                                                            approximately half of the increase in directors'
                                                            retainers after retirement. The benefits are payable
                                                            for a maximum of ten years.

Company                        Life Insurance               Cdn$100,000 while a director and Cdn$75,000 following
                                                            retirement at or after age 65 or after ten years of
                                                            board membership (including Nortel Networks Limited
                                                            board membership).


Nortel Networks Limited        Deferred Share               Non-employee directors could elect to receive annual
                               Compensation Plan            retainer and other fees in the form of share units in
                                                            lieu of cash. The plan was suspended effective April 27,
                                                            2000 and no further share units were credited in respect
                                                            of cash fees to directors thereafter. Share units already
                                                            credited to directors as at April 27, 2000 remained
                                                            outstanding and are credited in respect of dividends paid
                                                            on common shares of the Company. Share units are settled
                                                            on retirement from the board. Each share unit entitles
                                                            the holder to receive one common share of the Company.

         We require each director to own, directly or indirectly, not less than 8,000 common shares of the Company (as adjusted for the stock dividend of one common share on each issued and outstanding common share of Nortel

Networks Limited effective at the close of business on August 17, 1999 and the two-for-one stock split of the Company's common shares effective at the close of business on May 5, 2000) within two years from the earlier of the date he or she was first elected or appointed to the board of directors of the Company or of Nortel Networks Limited. Share units credited under the Nortel Networks Limited Deferred Share Compensation Plan are included for this purpose.

         Frank C. Carlucci is entitled to additional compensation for serving as non-executive chairman of the board of directors of the Company and Nortel Networks Limited of $30,000 per month. In addition, in May 1999, Mr. Carlucci was granted stock appreciation rights with respect to 100,000 common shares of Nortel Networks Limited (which were assumed by the Company on May 1, 2000, as adjusted for Nortel Networks Limited's 1999 stock dividend and the Company's 2000 stock split). The stock appreciation rights have a reference price equal to the closing market price on the New York Stock Exchange on the date of grant (as adjusted for Nortel Networks Limited's 1999 stock dividend and the Company's 2000 stock split) and have a ten-year term. The stock appreciation rights entitle Mr. Carlucci to a cash payment, commencing on each of the first, second and third anniversaries of the date of grant equal to the excess of the market value of one-third of the common shares subject to the right over the reference price relating to those common shares.

         Jean C. Monty, who resigned as a director of Nortel Networks Limited effective April 27, 2000, waived entitlement to director compensation in accordance with the corporate policy of BCE Inc., a company of which he was an officer.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Effective on May 1, 2000, the boards of directors of the Company and Nortel Networks Limited established the Joint Management Resources and Compensation Committee to replace the Management Resources and Compensation Committee of Nortel Networks Limited. The members of the new joint committee are Messrs. Wilson (chairman), Brown, Carlucci, Fortier and Smith. On September 28, 2000, the name of the new joint committee was changed to the Joint Leadership Resources Committee. No member of this new joint committee was an officer or employee of the Company or any of its subsidiaries at any time during the year 2000.

         The law firm of Ogilvy Renault, of which Mr. Fortier is a senior partner and Chairman, provided legal advice to each of the Company and Nortel Networks Limited on several matters in 2000 and is expected to provide advice in 2001.

         No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company's board of directors.

     JOINT BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION OF
             NORTEL NETWORKS CORPORATION AND NORTEL NETWORKS LIMITED

         The executive compensation program is administered by the Joint Leadership Resources Committee, a joint committee of the boards of directors of Nortel Networks Corporation and Nortel Networks Limited. The committee has primary responsibility for matters related to the strategic direction and overall effectiveness of the management of human resources and compensation, senior management succession planning, the design and competitiveness of compensation plans and the appointment, evaluation and remuneration of key executives. The executive officers of Nortel Networks Corporation are the executive officers of Nortel Networks Limited. The committee reports to each of the boards of directors of Nortel Networks Corporation and Nortel Networks Limited. All executive compensation programs for key executives are developed and administered by the committee and approved by each of the boards, as appropriate. As both Nortel Networks Corporation and Nortel Networks Limited maintain executive compensation programs for the executives of Nortel Networks Corporation, the committee assesses executive compensation on a combined basis. All matters related to the compensation of the President and Chief Executive Officer of Nortel Networks Corporation and Nortel Networks Limited are approved by the board of directors of Nortel Networks Corporation and Nortel Networks Limited.

         The committee retains independent consultants from time to time to assist in its assessment of the compensation programs.

         Section 162(m) of the United States Internal Revenue Code of 1986, as amended, limits the deductibility of certain types of compensation in excess of $1 million paid by a "publicly held corporation" to certain of its executive officers. This limitation applies only to compensation that is not considered to be "performance based" for purposes of the Internal Revenue Code and does not apply to awards made under the Nortel Networks Corporation 1986 Stock Option Plan or the Nortel Networks 2000 Stock Option Plan. Nortel Networks Corporation believes that the deductibility of cash compensation paid by Nortel Networks Corporation and its subsidiaries in 2000 to certain of its officers may be limited by section 162(m). The committee has determined that it is not appropriate at this time to limit the Corporation's discretion to design the cash compensation arrangements payable to executive officers.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         The executive compensation program is intended to attract, motivate and retain the key talent necessary for Nortel Networks Corporation to be successful in the highly competitive business environment in which it operates. The philosophy is to competitively compensate executives for total performance and contribution. Consistent with that philosophy, a significant portion of each executive's compensation is "at risk" dependent on achieving financial and individual performance factors.

         The integrated compensation program is designed to provide a total reward approach to compensation based on the principles of:

         (i) COMPETITIVE COMPENSATION. In 2000, the committee benchmarked total compensation for executives above the median of such compensation paid by a group of comparator companies with whom they compete for executive talent (which are not necessarily the same companies reflected in the performance graph used to compare shareholder returns of Nortel Networks Corporation).

         (ii) REWARDING PERFORMANCE. Consistent with the compensation philosophy, short term incentive awards are based on the achievement of financial and other corporate objectives set for Nortel Networks Corporation and the achievement of individual performance and contribution objectives. As an executive's scope of responsibility increases, a greater percentage of total compensation is "at risk".

         (iii) SHARE OWNERSHIP. To promote alignment of management and shareholder interests, share ownership guidelines have been adopted for executives, which increase with higher levels of responsibility. Executives are required to accumulate and hold common shares of Nortel Networks Corporation having a value at least equal to a multiple (which is set by the committee) of their annual base salary.

         The major components of the executive compensation program are:

                  -        Base salary paid by Nortel Networks Limited
                  -        Short term incentives paid by Nortel Networks Limited
                  -        Long term incentives
                           -        Stock options awarded by Nortel Networks
                                    Corporation
                           - Restricted stock units awarded by Nortel Networks Limited

BASE SALARY

         Base salaries for executives are paid by Nortel Networks Limited and are determined by reference to individual performance, contribution and value, and are benchmarked to the median of the salaries paid to individuals in positions with similar responsibilities by comparator companies operating in the relevant geographic employment market.

SHORT TERM INCENTIVES

         Short term incentive cash compensation is incremental compensation paid by Nortel Networks Limited and is based on achieving corporate and individual performance objectives for six month performance periods.

         Individual incentive targets are benchmarked to the median of the incentives paid to individuals in positions with similar responsibilities by comparator companies. An award under the incentive plan is determined as a percentage of base salary by reference to individual performance and contribution as well as corporate performance. An award may also reflect an adjustment related to the degree of difficulty of activities undertaken. In 2000, six month performance periods with related corporate performance objectives were set by the boards of Nortel Networks Corporation and Nortel Networks Limited for January 1 to June 30 and July 1 to December 31. Corporate performance objectives and the aggregate bonus payment pool are also assessed by the committee and approved by the boards of directors of Nortel Networks Corporation and Nortel Networks Limited during the mid-year and year-end performance review process. The corporate performance objectives for each six month period award, in weighted order, were revenue and earnings per share, earnings per employee and customer loyalty, with cash flow performance, market leadership and other business considerations, acting as an overall accelerator/decelerator.

LONG TERM INCENTIVES

         Long term incentive compensation has two elements: stock options and restricted stock units. In light of the increasing importance of stock options as part of an executive's overall compensation and long-term incentive compensation, no restricted stock units were granted in 2000.

STOCK OPTIONS

         The Nortel Networks Corporation 1986 Stock Option Plan and the Nortel Networks Corporation 2000 Stock Option Plan are designed to provide each participant with a significant incentive to contribute to the growth and development of Nortel Networks Corporation from the perspective of an owner with an equity stake in the business, to attract and retain individuals with experience and ability, and to reward individuals for current and expected future contribution.

         In 2000, guidelines for stock option grant ranges were set based on data obtained from benchmarking the stock option grant practices of comparator companies. Within the guidelines, which varied with the scope of responsibility of the executive, grants in 2000 were based primarily on an assessment of the individual's current and expected future contribution and were generally above the median of grants made by comparator companies to their executives. No stock appreciation rights were granted in 2000. Stock options have a maximum term of ten years; have an exercise price equal to the fair market value of a common share on the date of grant; and become exercisable in accordance with their vesting schedule.

         The key contributor stock option program provided under the 1986 Stock Option Plan and 2000 Stock Option Plan is intended to assist in the retention and reward of the highest performing executives. A participant in the key contributor stock option program may receive a concurrent grant of an equal number of initial options and replacement options with ten-year terms.

RESTRICTED STOCK UNITS

         The Nortel Networks Limited Restricted Stock Unit Plan is an additional long-term incentive which provides executives with the opportunity to receive common shares of Nortel Networks Corporation if Nortel Networks Corporation achieves certain performance criteria over a specified period of time.

         The restricted stock units allocated in 1998 under the Restricted Stock Unit Plan had annual return on asset performance criteria over a three-year performance period ending December 31, 2000. The actual number of restricted stock units issued (or the payment) depended on the extent to which Nortel Networks Corporation achieved those return on asset objectives. If Nortel Networks Corporation achieved the target level of return on assets, executives received the target number of restricted stock units. If Nortel Networks Corporation achieved a higher or lower level of return on assets, the number of restricted stock units issued would be higher or lower. Once issued, each restricted stock unit entitled the holder to receive one common share of Nortel Networks Corporation (or the equivalent cash payment if certain share ownership conditions are met). The maximum issuance of restricted stock units in respect of the performance period ended December 31, 2001 was based on Nortel Networks Corporation exceeding the return on asset performance criteria over the three-year period from 1998 to 2000.

2000 COMPENSATION FOR THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

         For the first seven months of 2000, Mr. Roth's base salary was $1,000,000 per annum. Effective August 1, 2000, Mr. Roth's base salary was increased to $1,250,000 per annum. Mr. Roth was awarded an incentive plan award of $3,230,000 for the first six months of 2000 which was paid to Mr. Roth in August 2000 and an award of $2,406,250 for the last six months of 2000, which was paid to Mr. Roth in February 2001. On July 27, 2000, 750,000 stock options, which vest as to 33 1/3 percent on each of the first, second and third anniversaries of the date of grant, were granted to Mr. Roth.

         The 2000 salary, bonus and stock option awards for Mr. Roth reflect his outstanding contribution to Nortel Networks Corporation's 2000 record financial results. His guidance, direction, and inspiration have been important factors in the success of the Corporation and his investment in the development of the Corporation's strategies will ensure continual long term success.

         In January 2001, Mr. Roth received an entitlement to 89,280 restricted stock units under the Nortel Networks Limited Restricted Stock Unit Plan in connection with the restricted stock units allocated to Mr. Roth in 1998. This maximum payment of restricted stock units in respect of the performance period ended December 31, 2000 to Mr. Roth was based on Nortel Networks Corporation exceeding the return on asset performance criteria over the three-year performance period from 1998 to 2000.

         This report has been submitted by L.R. Wilson (chairman), R.E. Brown, F.C. Carlucci, L.Y. Fortier, and S.H. Smith, Jr., as members of the Joint Leadership Resources Committee of Nortel Networks Corporation and Nortel Networks Limited. The information pertaining to the base salary, the stock option grants, the incentive plan awards and the Restricted Stock Unit Plan payment for the President and Chief Executive Officer of Nortel Networks Corporation and Nortel Networks Limited has been provided by F.C. Carlucci (chairman), J.J. Blanchard, R.E. Brown, L.Y. Fortier, R.A. Ingram, G. Saucier, S.H. Smith, Jr., and L.R. Wilson, as members of the boards of directors of Nortel Networks Corporation and Nortel Networks Limited.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

         The following graph compares the yearly percentage change in the cumulative total shareholder return on the common shares of the Company to the cumulative total return of the S&P 500 Composite Stock Index and the S&P Technology Index for the period which commenced on December 31, 1995 and ended on December 31, 2000(1).

         COMPARISON OF THE FIVE-YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN

            [NORTEL CUMULATIVE TOTAL SHAREHOLDER RETURN LINE CHART]

                                    1995      1996       1997       1998      1999       2000
                                    ----      ----       ----       ----      ----       ----
Nortel Networks Corporation       $100.00    $145.19    $209.69   $237.76    $963.60    $612.58
S&P 500 Composite Stock Index     $100.00    $122.96    $163.98   $210.85    $255.21    $231.98
S&P Technology Index              $100.00    $141.87    $178.89   $309.44    $541.92    $325.42

(1) Assumes that $100.00 was invested in common shares of the Company on the New York Stock Exchange and in each of the indices on December 31, 1995, and that all dividends were reinvested. Prior to May 1, 2000, the cumulative total shareholder return on common shares related to common shares of Nortel Networks Limited. As a result of the May 1, 2000 plan of arrangement, Nortel Networks Limited's outstanding common shares were exchanged for the Company's common shares.

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934 that might incorporate this document or future filings with the United States Securities and Exchange Commission, in whole or in part, the Joint Board Compensation Committee Report on Executive Compensation of Nortel Networks Corporation and Nortel Networks Limited and the Shareholder Return Performance Graph shall not be deemed to be incorporated by reference into any such filing.

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

         The Company maintains $250 million of group liability insurance for the protection of the directors and officers of the Company and its subsidiaries. The premium paid by the Company for this insurance in 2000 was $131,591 for the directors as a group and $406,635 for the officers as a group. The maximum deductible under the insurance policy is $1 million, but there is no deductible in connection with claims which the Company is not permitted by law to pay.

        JOINT CORPORATE GOVERNANCE REPORT OF NORTEL NETWORKS CORPORATION
                           AND NORTEL NETWORKS LIMITED

         In 1993, the board of directors of Nortel Networks Limited created a special committee on corporate governance to examine corporate governance issues and to make recommendations to the board. The committee recommended, among other things, the following:

         - limiting the size of the board to a maximum of 16 directors (the articles of Nortel Networks Corporation and Nortel Networks Limited now limit the size to a maximum of 15 directors);

         - making the position of chairman of the board a non-executive position;

         - limiting the number of directors who are also executives of Nortel Networks Limited to three;

         - requiring that the board meet at least eight times each year and that outside directors meet in executive session at least quarterly;

         - developing a process to evaluate the performance of individual directors and the entire board;

         - establishing a process for evaluating the chief executive officer and for creating an orderly succession;

         - establishing a mandatory retirement age of 70 and providing for director terms that generally would not exceed ten years;

         -        creating a committee on directors; and

         - generally refraining from nominating former chief executive officers for re-election as a director following retirement or resignation as chief executive officer.

         The committee was disbanded following the acceptance by the board of directors of Nortel Networks Limited of its recommendations and a committee on directors was formed. Nortel Networks Corporation formed a committee on directors in May 2000 and the Nortel Networks Limited committee was disbanded. Nortel Networks Corporation formally adopted the 1993 corporate governance report in 2001. Nortel Networks Corporation's committee on directors is responsible for the corporate governance of Nortel Networks Corporation. The committee apprises the board of Nortel Networks Limited of its deliberations in order to assist the board of Nortel Networks Limited in making corporate governance determinations.

         This corporate governance report is made in recognition of the commitment by Nortel Networks Corporation and Nortel Networks Limited to effective corporate governance and in accordance with The Toronto Stock Exchange Guidelines for Improved Corporate Governance in Canada. It has been reviewed by the committee on directors, which consists exclusively of outside directors, and approved by the boards of Nortel Networks Corporation and Nortel Networks Limited.

         The following table indicates how the corporate governance of Nortel Networks Corporation and Nortel Networks Limited aligns with the TSE Corporate Governance Guidelines:


TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
1.   Board should explicitly assume        The boards of directors of Nortel Networks Corporation and Nortel
     responsibility for stewardship of     Networks Limited are responsible for the stewardship of the business and
     the corporation, and specifically     affairs of Nortel Networks Corporation and Nortel Networks Limited,
     for:                                  respectively, and review, discuss and approve various matters related to the respective corporation's operations, strategic direction and organizational structure to ensure that the best interests of the respective corporations and their stakeholders are being served. The boards' duties include social responsibility issues and environmental matters.

     a)  Adoption of a strategic           The duties of the boards include the adoption of a strategic planning
         planning process                  process including the review of strategic business plans and corporate objectives, the approval of the annual operating budget and the approval of capital expenditures, acquisitions, dispositions, investments, and financings that exceed certain prescribed limits.

     b)  Identification of principal       The boards and their respective audit committees identify the principal
         risks, and implementing risk      risks of the business of the corporations and ensure the implementation
         management systems                of appropriate systems to manage such risks.

     c)  Succession planning and           The boards and the joint leadership resources committee (described in
         monitoring senior management      Item 9 below) are responsible for establishing processes for succession planning, reviewing succession plans and appointing and monitoring the performance of senior executives. The joint leadership resources committee reviews and assesses, in conjunction with the boards, the performance of the chief executive officers and, with the chief executive officers, all other key members of senior management who report to the chief executive officers, and the quality and effectiveness of the senior management leadership team.

     d)  Communications policy             The communications policy of Nortel Networks Corporation and Nortel
                                           Networks Limited is reviewed by their respective boards periodically and provides that communications with all constituents will be made in a timely, accurate and effective manner.

                                           Nortel Networks Corporation and Nortel Networks Limited communicate regularly with shareholders through press releases, as well as annual and quarterly reports. Investor and shareholder concerns are addressed on an on-going basis by the investor relations department and the corporate secretary of Nortel Networks Corporation and Nortel Networks
                                           Limited, and through the Internet home page at www.nortelnetworks.com.

TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
     e)  Integrity of internal control     The boards and their respective audit committees are responsible for the
         and management information        supervision of the reliability and integrity of the accounting principles
         systems                           and practices, financial reporting and disclosure practices followed by management. Each audit committee is responsible for ensuring that management has established an adequate system of internal controls and maintains practices and processes to assure compliance with applicable laws.


2.   a)  Majority of directors should      The respective  boards of Nortel Networks Corporation and Nortel Networks
         be "unrelated" (independent of    Limited are comprised  of ten  members. The board of Nortel Networks
         management and free from          Corporation will be comprised of ten members effective upon the election
         conflicting interest)             of directors at the meeting. The board of Nortel Networks Limited will be comprised of ten members effective upon the election of directors by
                                           Nortel Networks Corporation, Nortel Networks Limited's sole voting shareholder. Seven of the ten nominees for election as directors of
                                           Nortel Networks Corporation and Nortel Networks Limited are "unrelated" directors.

     b)  If the corporation has a          This requirement does not apply to Nortel Networks Corporation, since it
         significant shareholder, the      does not have a significant shareholder. It does not apply to Nortel
         board should include directors    Networks Limited, since all of its voting and equity shares are owned by
         who do not have interests in or   Nortel Networks Corporation.
         relationships with the
         corporation or such significant
         shareholder

3.   Disclose, for each director,          Of the nominees  for  directors,  John A. Roth,  the  President  and Chief
     whether he or she is related, and     Executive Officer, Clarence J. Chandran, the Chief Operating Officer, and
     how that conclusion was reached       Frank A. Dunn, the Chief Financial Officer, of Nortel Networks
                                           Corporation and Nortel Networks Limited, are "related" directors.

                                           As for the remainder of the nominated directors, namely James J. Blanchard,
                                           Robert E. Brown, L. Yves Fortier, Robert A. Ingram, Guylaine Saucier,
                                           Sherwood H. Smith, Jr. and Lynton R. Wilson, none of them or their associates: (i) have been employees of Nortel Networks Corporation or
                                           Nortel Networks Limited or their respective subsidiaries, (ii) have business relationships, or (iii) have received remuneration from Nortel
                                           Networks Corporation or Nortel Networks Limited or their respective subsidiaries (other than directors' remuneration), which, in the case of
                                           (ii) or (iii), could reasonably be considered to materially interfere with the director's ability to act in the best interests of the corporation, and consequently are considered to be "unrelated" to
                                           Nortel Networks Corporation and Nortel Networks Limited. (See
                                           "Compensation Committee Interlocks and Insider Participation" on page
                                           15).

TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
4.   a)  Appoint a committee of            The committee on directors of Nortel Networks Corporation is primarily
         directors responsible for         responsible for:
         proposing to the full board       -   identifying new candidates for election or appointment to the
         new nominees to the board             board;
         and for assessing directors       -   making recommendations to the board of directors on corporate
         on an ongoing basis                   governance matters such as the size and composition of the board;
                                           -   the compensation, tenure and evaluation of the board;
                                           -   the structure, responsibility and composition of committees of the board; and
                                           -   consideration of nominations of persons recommended by
                                               shareholders for election to the board.

                                           In identifying candidates for election or appointment to the board of directors, the committee on directors, recognizing the benefits of diversity, seeks to select candidates who by virtue of their differing skills, areas of expertise, professional and personal backgrounds, and geographic location are best able to contribute to the direction of the business and affairs of Nortel Networks Corporation. The board of directors of Nortel Networks Limited is apprised of the deliberations of the committee on directors of Nortel Networks
                                           Corporation and makes all corporate governance determinations on behalf of Nortel Networks Limited.

     b)  Composed exclusively of outside   The members of the committee on directors of Nortel Networks Corporation
         (non-management) directors, a     are Lynton R. Wilson  (Chairman), L. Yves Fortier and Frank C. Carlucci,
         majority of whom are unrelated    each of whom are outside and "unrelated" directors.

5.   Implement a process for assessing     The chairman of the boards and the chairman of each of the committees of
     the effectiveness of the board, its   the boards are responsible for ensuring the effective administration and
     committees and individual directors   performance of the boards and their committees, respectively. Commencing in 1994, the committee on directors of Nortel Networks Limited conducted and, following May 1, 2000, the committee on directors of Nortel Networks
                                           Corporation has conducted, for both boards an annual survey of directors on the operations of the boards and their respective committees, and an annual self-evaluation checklist of directors' responsibilities and attributes.

6.   Provide an orientation and            New directors of Nortel Networks Corporation and Nortel Networks Limited
     education program for new directors   receive an induction package and briefing sessions are generally arranged. The boards also receive periodic presentations from senior management on issues relevant to the business of Nortel Networks
                                           Corporation and Nortel Networks Limited, as well as the industry and competitive environment in which they operate.

7.   Consider reducing board size, with    The boards are of the view that their respective size (ten members) is
     a view to improving effectiveness     conducive to efficient decision-making.

TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
8.   Board should review                   The boards and the committee on directors of Nortel Networks
     compensation of directors in          Corporation periodically review the adequacy and form of
     light of risks and                    compensation (cash or stock-based) received by directors to
     responsibilities                      ensure that the compensation received by the directors accurately reflects the risks and responsibilities involved in being an effective director. The compensation of directors is considered on a combined basis by the board of Nortel Networks Corporation in light of the overall governance structure of Nortel Networks Corporation and
                                           Nortel Networks Limited. (See "Compensation of Directors" on page 14).

9.   Committees of the board should        Each of the boards' committees is composed entirely of non-management
     generally be composed of outside      directors who are also "unrelated" directors, except the executive
     (non-management) directors, a         committees of Nortel Networks Corporation and Nortel Networks Limited
     majority of whom are unrelated        (one of five members is a "related director") and the pension fund policy
     directors                             committee of Nortel Networks Limited (one of four members is a "related"
                                           director).

                                           The EXECUTIVE COMMITTEES of Nortel Networks Corporation and Nortel
                                           Networks Limited have identical membership and mandates. During periods between meetings of the boards or in extenuating  circumstances, the executive committees may exercise, subject to certain limitations, all authority and powers of the board of directors. The members of the executive committees of Nortel Networks Corporation and Nortel Networks
                                           Limited are Frank C. Carlucci (Chairman), John A. Roth, Guylaine Saucier,
                                           Sherwood H. Smith, Jr., and Lynton R. Wilson.

                                           The CUSTOMER FINANCE COMMITTEE of Nortel Networks Limited is primarily responsible for reviewing, reporting upon and making recommendations for approval by the board with respect to customer financings to be provided by Nortel Networks Limited or a subsidiary, if approval of the board is required in accordance with the customer financing authority approved by the board from time to time. The members of the customer finance committee  of Nortel  Networks  Limited are Robert A.  Ingram  (Chairman),
                                           James J. Blanchard, Robert E. Brown, Frank C. Carlucci, and Guylaine
                                           Saucier.

                                           The PENSION FUND POLICY COMMITTEE of Nortel Networks Limited is primarily responsible for the general oversight of the administration and investment of pension funds maintained by Nortel Networks Limited and appropriate subsidiaries, which includes the review and approval of the investment policies and goals to be followed in the investment of pension funds, as well as the appointment and removal of investment managers, financial advisors, auditors, custodians or trustees. The pension fund policy committee also receives audited financial statements of the pension funds and recommends their approval by the board. The members of the pension fund policy committee of Nortel Networks Limited are L. Yves
                                           Fortier (Chairman), James J. Blanchard, Frank A. Dunn, and
                                           Guylaine Saucier.

TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
                                           The JOINT LEADERSHIP RESOURCES COMMITTEE is a joint committee of the boards. It is primarily responsible for approving, where appropriate, and for making recommendations for approval by the boards of directors with respect to matters related to the strategic direction and overall effectiveness of the management of human resources and compensation, senior management succession planning, the appointment and compensation of key members of senior management, the assessment of the senior management leadership team and the appointment of officers of the corporations. The members of the joint leadership resources committee are Lynton R. Wilson (Chairman), Robert E. Brown, Frank C. Carlucci,
                                           L. Yves Fortier, and Sherwood H. Smith, Jr.

                                           The SPECIAL COMMITTEE of the board of directors of Nortel Networks Limited was created on October 28, 1999 to study and make recommendations to the board of directors of Nortel Networks Limited in connection with the indirect distribution by BCE Inc. of its equity interest in Nortel Networks
                                           Limited to the common shareholders of BCE Inc. A plan of arrangement to effect the distribution was ultimately recommended by the special committee and approved by the board of directors of Nortel Networks
                                           Limited on January 26, 2000. The plan of arrangement was presented to and approved by the shareholders of Nortel Networks Limited at the annual and special meeting of shareholders of Nortel Networks Limited held on
                                           April 27, 2000. The special committee held four meetings in 2000 and was not reconstituted following the April 27, 2000 shareholders' meeting of
                                           Nortel Networks Limited.

                                           AUDIT COMMITTEES, see Item 13.

                                           COMMITTEE ON DIRECTORS, see Items 4(a) & 4(b).

10.  Board should expressly assume         See Items 4(a) & 4(b).
     responsibility for, or assign to a
     committee the general
     responsibility for, the approach to
     corporate governance issues

11.  a)  Define limits to management's
         responsibilities by developing
         mandates for:

         (i)  the board                    The respective boards expect management to be responsible for the day-to-day operations of each corporation and to implement the approved corporate objectives and strategic business plans within the context of authorized budgets, specific delegations of authority for various matters and corporate policies and procedures. Management is expected to report regularly to the boards of directors in a comprehensive, accurate and timely fashion on the business and affairs of each corporation.

                                           Any responsibility that is not delegated to senior management or to a committee of either board remains with the board. The boards regularly receive and consider reports and recommendations from their committees.

TSE CORPORATE GOVERNANCE GUIDELINES        COMMENTS
-----------------------------------        --------------------------------------------------------------------------------
         (ii) the Chief Executive          The boards set objectives for the chief executive officers and review
              Officer                      performance against those objectives at least annually. These objectives include the general mandate to implement the approved corporate objectives and the strategic business plan (see Item 1(a)).

     b)  Board should approve Chief        See Item 11(a)(ii).
         Executive Officer's corporate
         objectives:

12.  Establish procedures to enable the    The chairman of the board of Nortel Networks Corporation and of Nortel
     board to function independently of    Networks Limited serves in a non-executive capacity and was chosen from
     management                            the existing directors. The board of directors of Nortel Networks
                                           Corporation has had a non-executive chairman since its incorporation on
                                           March 7, 2000 and Nortel Networks Limited has had a non-executive chairman since June 25, 1993. The boards also meet periodically in executive session without management present and have access to information independent of management through external auditors.

13.  a)  Establish an audit committee      The membership and the mandates of the audit committees of Nortel
         with a specifically defined       Networks Corporation and Nortel Networks Limited are identical and the
         mandate                           mandate is attached as Appendix 1 to this document. Foreign listed issuers, such as Nortel Networks Corporation, are not required by the
                                           New York Stock Exchange to comply with the recently adopted listing standards relating to audit committees. However, each member of the audit committees of Nortel Networks Corporation and Nortel
                                           Networks Limited is "independent" as defined under such standards. The members of the audit committees of Nortel Networks Corporation and
                                           Nortel Networks Limited are Sherwood H. Smith, Jr. (Chairman), Robert E.
                                           Brown, L. Yves Fortier, Robert A. Ingram and Guylaine Saucier. (See
                                           "Auditor Independence" on page 26).

     b)  All members should be             The audit committees of Nortel Networks Corporation and Nortel Networks
         non-management directors          Limited are comprised of directors who are neither officers nor employees of Nortel Networks Corporation or any of its subsidiaries, including
                                           Nortel Networks Limited.

14.  Implement a system to enable          The boards and each of the committees may retain outside advisors at
     individual directors to engage        their discretion and at the expense of Nortel Networks Corporation or
     outside advisors, at the              Nortel Networks Limited, as the case may be, and if a director wishes to
     corporation's expense                 retain an outside advisor in special circumstances, the relevant board will consider such request on its merits.

         The board of directors of Nortel Networks Corporation held 14 meetings (including six regularly scheduled meetings) in 2000 and 11 meetings are scheduled for 2001. The board of directors of Nortel Networks Limited held 19 meetings (including 11 regularly scheduled meetings) in 2000 and 11 meetings are scheduled for 2001. Additional meetings of the boards of directors of Nortel Networks Corporation and Nortel Networks Limited and of their respective committees are held as required.

         The committees of the board of directors of Nortel Networks Corporation are:

         - the audit committee formed effective May 1, 2000 (which held two meetings in 2000);

         - the executive committee formed March 13, 2000 (which held two meetings in 2000);

     -- the committee on directors formed effective May 1, 2000 (which together with the committee on directors of Nortel Networks Limited prior to May 1, 2000, held four meetings in 2000); and

     -- the joint leadership resources committee formed effective May 1, 2000 (which held nine meetings in 2000).

     The committees of the board of directors of Nortel Networks Limited are:

     --   the pension fund policy committee (which held four meetings in 2000);

     --   the audit committee (which held six meetings in 2000);

     --   the executive committee (which held four meetings in 2000);

     -- the joint leadership resources committee (which, together with the management resources and compensation committee prior to May 1, 2000, held 14 meetings in 2000); and

     --   the customer finance committee (which held ten meetings in 2000).

     The committee on directors of Nortel Networks Limited (which held one meeting in 2000) was disbanded effective May 1, 2000 (see above) and the special committee of the board of directors of Nortel Networks Limited (which held four meetings in 2000) was not reconstituted following the April 27, 2000 shareholders' meeting of Nortel Networks Limited (see above).


                              AUDITOR INDEPENDENCE

     Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates are the principal accountants of the Company and Nortel Networks Limited. Deloitte provides information technology consulting and other non-audit services to the Company and its subsidiaries, including Nortel Networks Limited. The audit committee of the Company's board of directors has considered whether the provision of non-audit services is compatible with maintaining Deloitte's independence.


AUDIT FEES

     Deloitte billed the Company and its subsidiaries $7.8 million for the following professional services: audit of the annual financial statements of the Company and Nortel Networks Limited for the fiscal year ended December 31, 2000, and review of the interim financial statements included in quarterly reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2000 (for Nortel Networks Limited) and for the periods ended June 30 and September 30, 2000 (for the Company).


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Deloitte billed the Company and its subsidiaries $0.9 million for information technology services relating to financial information systems design and implementation for the fiscal year ended December 31, 2000.


ALL OTHER FEES

     Deloitte billed the Company and its subsidiaries $21.3 million for other services for the fiscal year ended December 31, 2000.


          REPORT OF THE AUDIT COMMITTEE OF NORTEL NETWORKS CORPORATION

     The audit committee of the Company has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with senior management. The audit committee has discussed with Deloitte & Touche LLP, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed with Deloitte & Touche LLP the independence of Deloitte & Touche LLP as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the board of directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the United States Securities and Exchange Commission.

     This report has been submitted by S.H. Smith, Jr. (Chairman), R.E. Brown, L.Y. Fortier, R.A. Ingram and G. Saucier.

     Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the United States Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.


                             APPOINTMENT OF AUDITORS

     At the meeting, you will be asked to appoint Deloitte & Touche LLP as the Company's auditors until the Company's next annual meeting. Deloitte & Touche LLP will be appointed if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

     We recommend that you vote for the appointment of Deloitte & Touche LLP. Deloitte & Touche LLP and its predecessors have acted as auditors for the Company since 2000 and Nortel Networks Limited and its predecessors since 1914.

     IF YOU COMPLETE AND RETURN THE ATTACHED FORM OF PROXY, YOUR REPRESENTATIVES AT THE MEETING WILL VOTE YOUR SHARES FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP, UNLESS YOU SPECIFICALLY INDICATE ON THE FORM THAT YOU DESIRE TO WITHHOLD YOUR VOTE.

     Arrangements have been made for one or more representatives of Deloitte & Touche LLP to attend the meeting. Deloitte & Touche LLP's representatives will be given an opportunity to make a statement and to answer appropriate questions.


                                SPECIAL BUSINESS

CONFIRMATION OF BY-LAW NO. 1

     On March 13, 2000, we passed By-law No. 1 of the Company relating generally to the business and affairs of the Company. On February 22, 2001, we approved certain amendments to By-law No. 1. We request that you consider and confirm By-law No. 1, as so amended. By-law No. 1 reflects the Company's current corporate governance practices. By-law No. 1 provides for meetings of shareholders, the formation and membership of the board of directors, committees of the board of directors and advisory bodies, and for the appointment of officers and the delineation of their duties and responsibilities. It provides for borrowing authority, banking arrangements, the limitation of liability and indemnification of directors and officers and the giving of notice. By-law No. 1, also provides flexibility to address future developments which may be permitted by governing legislation. For example, By-law No. 1 provides for electronic, telephonic, and other means of communication between the Company and its shareholders, and between directors, where permissible. The text of By-law No. 1 is attached hereto as Appendix 2.

     Pursuant to the Canada Business Corporations Act, the board of directors of a corporation has the authority to make any of the corporation's by-laws and is required to submit any such by-laws to the corporation's shareholders at the next annual meeting of shareholders. The shareholders may, by ordinary resolution, confirm, reject, or amend any such by-law. By-laws that are confirmed by the shareholders are effective from the date of the resolution of the directors approving such by-laws.

     At the meeting, you will be asked to consider and, if you consider it appropriate, to adopt, with or without variation, an ordinary resolution in the form attached hereto as Schedule "A" confirming By-law No. 1. We recommend the adoption of the by-law resolution. The by-law resolution will be adopted if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

     IF YOU COMPLETE AND RETURN THE ATTACHED FORM OF PROXY, YOUR REPRESENTATIVES AT THE MEETING WILL VOTE YOUR SHARES FOR THE CONFIRMATION OF BY-LAW NO. 1 UNLESS YOU OTHERWISE SPECIFICALLY INDICATE ON THE FORM OF PROXY.


APPROVAL OF THE ALTEON WEBSYSTEMS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

     The Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan, was established on June 15, 1999, by Alteon WebSystems, Inc. The Alteon Stock Purchase Plan allowed the employees of Alteon WebSystems and its designated affiliates to purchase, through payroll deductions, shares of common stock in Alteon WebSystems at a discounted price. The Alteon Stock Purchase Plan was designed to retain and motivate the employees of Alteon WebSystems and its designated affiliates by encouraging them to acquire ownership in Alteon WebSystems.

     Effective as of the closing of the Alteon WebSystems acquisition on October 5, 2000, (i) the Company assumed and adopted the Alteon Stock Purchase Plan and the board of directors of the Company succeeded to all the powers and responsibilities of the board of directors of Alteon WebSystems under the Alteon Stock Purchase Plan, and (ii) all outstanding purchase rights under the Alteon Stock Purchase Plan were converted into equivalent purchase rights with respect to common shares of the Company. As a result of the foregoing, participants will now acquire common shares of the Company under the Alteon Stock Purchase Plan. Common shares of the Company will be purchased on the open market for participating employees and the Company does not intend to issue common shares from treasury under the Alteon Stock Purchase Plan. An aggregate of one million common shares of the Company, less the number of common shares to be purchased under the Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan for Employees of Non-U.S. Affiliates of Alteon WebSystems, Inc., are available for purchase under the Alteon Stock Purchase Plan.

     The Alteon Stock Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the United States Internal Revenue Code, as amended, which allows an employee to defer recognition of taxes when purchasing common shares under such a plan. Approval by you is required for the Company to continue the Alteon Stock Purchase Plan in compliance with the Internal Revenue Code.

     The following summary of the Alteon Stock Purchase Plan is qualified in its entirety by the specific language of the plan. You can obtain a copy of the Alteon Stock Purchase Plan from the Company's Corporate Secretary at the address set forth on page 29 below.


OFFERING PERIODS AND PURCHASE DATES

     Under the Alteon Stock Purchase Plan, and its accompanying Alteon Websystems, Inc. 1999 Employee Stock Purchase Plan Offering, the initial 24 month offering commenced on the effective date of the initial public offering of Alteon WebSystems on September 29, 1999 and will end on August 15, 2001. A second 24 month offering commenced on February 16, 2000 and will end on February 15, 2002. The initial and second offerings are divided into four purchase periods of approximately six months duration. A third six month offering with only one purchase period commenced on August 16, 2000 and ended on February 15, 2001. Other than the three offerings, no other offerings will be established under the Alteon Stock Purchase Plan.

     Common shares of the Company will be purchased on the last business day of the offering or on the last day of each purchase period, namely, every February 15, and August 15.


ELIGIBILITY AND PARTICIPATION

     All employees of Alteon WebSystems and its affiliates were eligible to participate in the Alteon Stock Purchase Plan. However, the employee must have been employed for a minimum of five days at the start of an offering, and must be employed for more than twenty hours per week and more than five months per calendar year. Employees could enroll in only one offering at a time. An employee is ineligible to participate in the Alteon Stock Purchase Plan if such employee owns or holds options to purchase or who, as a result of participation in the Alteon Stock Purchase Plan, would own or hold options to purchase common shares of the Company, thus possessing five percent or more of the total combined voting power or value of all classes of stock of any of the corporations referred to as a participating company within the meaning of the Internal Revenue Code. Participation in the Alteon Stock Purchase Plan is limited to eligible employees who authorize payroll deductions pursuant to the Alteon Stock

Purchase Plan. Such payroll deductions may not exceed fifteen percent of an eligible employee's gross earnings. Effective as of the closing of the Alteon WebSystems acquisition, in order for an employee of Alteon WebSystems or its designated affiliates to participate in the Alteon Stock Purchase Plan, such employee must have already been enrolled in one of the three offerings on such date. As of February 28, 2001, approximately 185 employees were participating in the Alteon Stock Purchase Plan.


PURCHASE PRICE

     A participant purchases common shares at the end of each of the four purchase periods within an offering. The purchase price per common share of the Company is equal to 85 percent of the lower of the fair market value of the common shares of the Company on either the first day of the offering or the purchase date.


AMENDMENT OR TERMINATION OF THE ALTEON STOCK PURCHASE PLAN

     The board of directors of the Company may at any time amend or terminate the Alteon Stock Purchase Plan, except that the approval of the shareholders of the Company is required to increase the number of common shares authorized for purchase under the Alteon Stock Purchase Plan or to change the definition of the corporations which may be designated by the board of directors of the Company as corporations whose employees may purchase common shares of the Company under the Alteon Stock Purchase Plan.

     At the meeting you will be asked to consider and, if you deem appropriate, to adopt, with or without variation, an ordinary resolution in the form attached hereto as Schedule "B" approving the adoption of the Alteon Stock Purchase Plan. We recommend the adoption of the Alteon Stock Purchase Plan resolution. The adoption of the Alteon Stock Purchase Plan resolution will benefit the Company by allowing it to continue to provide employees of Alteon WebSystems and its affiliates with an opportunity to acquire a personal interest in the success of the Company, and will aid the Company in retaining and motivating such employees. The Alteon Stock Purchase Plan resolution will be approved if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favor of this action.

     IF YOU COMPLETE AND RETURN THE ATTACHED FORM OF PROXY, YOUR REPRESENTATIVES AT THE MEETING WILL VOTE YOUR SHARES FOR APPROVAL OF THE ALTEON STOCK PURCHASE PLAN RESOLUTION, UNLESS YOU OTHERWISE SPECIFICALLY INDICATE ON THE FORM OF PROXY.


                       INFORMATION CONCERNING THE COMPANY

     You can obtain the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Company's 2000 audited consolidated financial statements, the Alteon Stock Purchase Plan, and additional copies of this document by writing to or calling the Corporate Secretary, Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6,
(905) 863-0000.


                               DIRECTORS' APPROVAL

     The contents and the sending of this proxy circular and proxy statement have been approved by the board of directors of the Company.





                                                     Deborah J. Noble
                                                     Corporate Secretary
                                                     Nortel Networks Corporation

Nortel Networks and the Nortel Networks Globemark are trademarks of Nortel Networks Limited.

                                  SCHEDULE "A"

RESOLVED, as an ordinary resolution, that By-law No. 1 of Nortel Networks Corporation in the form attached as Appendix 2 to the proxy circular and proxy statement for this meeting, is hereby confirmed as a by-law of Nortel Networks Corporation.



                               -------------------





                                  SCHEDULE "B"


RESOLVED, as an ordinary resolution, that:

     (1) the adoption by Nortel Networks Corporation of the Alteon WebSystems, Inc. 1999 Employee Stock Purchase Plan, described in the proxy circular and proxy statement for this meeting, is hereby approved; and

     (2) any officer of Nortel Networks Corporation is hereby authorized to sign and deliver for and on behalf of Nortel Networks Corporation all such documents and to do all such other acts as such officer may consider necessary or desirable to give effect to the foregoing.

                                   APPENDIX 1

          MANDATE OF THE AUDIT COMMITTEE OF NORTEL NETWORKS CORPORATION

     Reporting to the Board of Directors, the Audit Committee shall be responsible for oversight of the reliability and integrity of the accounting principles and practices, financial reporting, and disclosure practices followed by management of the Corporation and its subsidiaries. The Audit Committee shall also have oversight responsibility to ensure that management has established an adequate system of internal controls and maintains practices and processes to assure compliance with applicable laws.

     The Committee shall be composed of not less than three Directors of the Corporation, none of whom are officers or employees of the Corporation or any of its affiliates and, unless otherwise permitted by the Canada Business Corporations Act (Act), shall be composed of a majority of resident Canadian Directors. In addition, the Committee composition shall comply with the applicable requirements of stock exchanges on which the Corporation's securities are listed and of securities regulatory authorities, as adopted from time to time.

     Regular meetings of the Committee may be held at such time or times as the Board of Directors, the Chairman of the Board, or the Committee Chairman may determine and special meetings of the Committee may be called by, or by the order of, the Chairman of the Board, the Committee Chairman, the Chief Executive Officer or any member of the Committee. In accordance with the Act, the independent auditors may also call a meeting of the Committee. The independent auditors shall receive notice of every meeting of the Committee and attend and participate in such meetings. The Committee Chairman, or an alternate Committee member, shall provide a report on each Committee meeting to the Board of Directors and minutes of Committee meetings shall be prepared and circulated to the Board of Directors.

     The Board of Directors, after consideration of the recommendation of the Committee, shall nominate the independent auditors for appointment by the shareholders of the Corporation in accordance with applicable law. The independent auditors shall be accountable to the Committee and the Board of Directors for the performance of the duties and responsibilities of independent auditors.

     In carrying out its responsibilities, the Committee shall have the following specific oversight duties:

     a) review, at least annually, the performance of the independent auditors, and annually recommend to the Board of Directors, for approval by the shareholders, the appointment of the independent auditors of the Corporation;

     b) review, and engage in an active dialogue with the independent auditors on, the independent auditors' written statement confirming their relationships with the Corporation and their independence from the Corporation, and confirm to the Board of Directors that the independent auditors are independent in accordance with applicable regulations;

     c) review and approve the terms of the annual engagement of the independent auditors, including the appropriateness of the proposed audit fee and, where warranted, the terms of engagement for non-audit services and the fees payable for such services;

     d) review and approve, at least annually, the overall scope and adequacy of the independent auditors' annual audit program and the internal audit annual program;

     e) periodically review the status and findings of the independent auditors' audit program and the internal audit program, the significant risks and exposures of the Corporation and the adequacy of internal controls;

     f) receive and review reports issued by the internal auditor or independent auditors and management's response and actions taken to remedy any identified weaknesses;

     g) review changes in the significant accounting policies to be observed in the preparation of the accounts of the Corporation and its subsidiaries;

     h) review and, following discussion with the independent auditors (following their review of the interim financial statements) and management, if required, approve interim financial statements, and review and recommend to the Board of Directors, approval of audited annual consolidated financial statements of the Corporation and of its pension plans;

     i) review and monitor practices and procedures adopted by management to assure compliance with applicable laws, including reporting and disclosure requirements under applicable securities laws related to financial performance and material undertakings and activities of the Corporation and its subsidiaries;

     j) review with management for recommendation to the Management Resources and Compensation Committee, the appointment of the chief financial officer and other key financial executives involved in the reporting process;

     k) periodically, but not less than annually, and at any time in response to a specific request by management, the independent auditors, or the internal auditor, meet separately with management (including the chief financial officer), the independent auditor, and/or the internal auditor to ensure separate independent communication with the Committee, that appropriate controls exist, the adequacy of the reporting process, the appropriateness of provisions and the existence of any issues;

     l) periodically, but not less than annually, receive and review a report on the risk management and insurance programs in place in the Corporation and its subsidiaries and evaluate their appropriateness;

     m) review, where appropriate, public disclosure documents containing material audited or unaudited financial information, including any prospectuses, annual reports, management discussion and analyses and other reports required to be filed with securities regulatory agencies and make recommendations to the Board of Directors; and

     n) review the activities and business practices followed by senior management so as to assess compliance with appropriate Corporate Policies and the Code of Business Conduct and to address any deficiencies in such compliance.

     In discharging its duties and responsibilities, the Committee may direct that the independent auditors or internal auditors examine or consider a specific matter or area and report to the Committee on the findings of such examination. The Committee may direct the independent auditors or internal auditors to perform supplemental reviews or audits as the Committee deems desirable. The Committee may also conduct such examinations, investigations or inquiries, and engage such special legal, accounting or other advisors, as the Committee considers appropriate. The Committee may request any officer or employee of the Corporation or the legal advisors or independent auditors for the Corporation to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

     The Committee shall review and assess the adequacy of the Committee mandate annually and recommend any proposed changes to the Board of Directors for approval.

     While the Committee has the responsibilities and powers set forth in this mandate, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Such matters are the responsibility of management and the independent auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Code of Business Conduct.

                                   APPENDIX 2


                           NORTEL NETWORKS CORPORATION

                                     BY-LAW

                                      NO. 1








                                                               February 22, 2001



                                  BY-LAW NO. 1

                                TABLE OF CONTENTS

                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.1       DEFINITIONS..............................................    1


                                    ARTICLE 2

                                 CORPORATE SEAL

SECTION 2.1       CORPORATE SEAL..........................................     1


                                    ARTICLE 3

                                  SHAREHOLDERS

SECTION 3.1       ANNUAL MEETING..........................................     1
SECTION 3.2       SPECIAL MEETINGS........................................     1
SECTION 3.3       NOTICE OF MEETING.......................................     2
SECTION 3.4       ATTENDANCE..............................................     2
SECTION 3.5       QUORUM..................................................     2
SECTION 3.6       CHAIRMAN AND SECRETARY OF MEETING.......................     2
SECTION 3.7       PROXIES.................................................     3
SECTION 3.8       PROCEDURE AND VOTING AT MEETINGS........................     3
SECTION 3.9       SCRUTINEERS.............................................     4
SECTION 3.10      ADJOURNMENT OF MEETINGS.................................     4

                                    ARTICLE 4

                                    DIRECTORS

SECTION 4.1       POWERS..................................................     4
SECTION 4.2       NUMBER OF DIRECTORS.....................................     4
SECTION 4.3       ELECTION................................................     4
SECTION 4.4       RESIGNATION AND VACANCY.................................     4
SECTION 4.5       REGULAR MEETINGS OF DIRECTORS...........................     5
SECTION 4.6       SPECIAL MEETINGS OF DIRECTORS...........................     5
SECTION 4.7       PLACE OF MEETINGS.......................................     5
SECTION 4.8       NOTICE OF MEETINGS......................................     5
SECTION 4.9       QUORUM..................................................     5
SECTION 4.10      CHAIRMAN OF MEETING.....................................     5
SECTION 4.11      VOTING..................................................     6
SECTION 4.12      PARTICIPATION IN MEETINGS...............................     6
SECTION 4.13      RESOLUTION IN LIEU OF MEETING...........................     6
SECTION 4.14      REMUNERATION OF DIRECTORS...............................     6

                                    ARTICLE 5

                               EXECUTIVE COMMITTEE

SECTION 5.1       FORMATION...............................................     6
SECTION 5.2       POWERS..................................................     6
SECTION 5.3       FURTHER PROVISIONS......................................     6

                                   ARTICLE 6

                                AUDIT COMMITTEE

SECTION 6.1       FORMATION...............................................     7
SECTION 6.2       POWERS..................................................     7
SECTION 6.3       FURTHER PROVISIONS......................................     7

                                    ARTICLE 7

                       OTHER COMMITTEE AND ADVISORY BODIES

SECTION 7.1       FORMATION...............................................     7
SECTION 7.2       POWERS..................................................     7
SECTION 7.3       FURTHER PROVISIONS......................................     7

                                    ARTICLE 8

                                    OFFICERS

SECTION 8.1       APPOINTMENT.............................................     8
SECTION 8.2       TENURE OF OFFICE........................................     8
SECTION 8.3       POWERS..................................................     8
SECTION 8.4       CHAIRMAN OF THE BOARD...................................     8
SECTION 8.5       MANAGING DIRECTOR.......................................     9
SECTION 8.6       CHIEF EXECUTIVE OFFICER.................................     9
SECTION 8.7       PRESIDENT...............................................     9
SECTION 8.8       CORPORATE SECRETARY.....................................     9
SECTION 8.9       CONTROLLER..............................................     9
SECTION 8.10      TREASURER...............................................    10
SECTION 8.11      OTHER OFFICERS..........................................    10

                                    ARTICLE 9

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 9.1       LIMITATION OF LIABILITY.................................    10
SECTION 9.2       INDEMNITY...............................................    10
SECTION 9.3       INSURANCE...............................................    11

                                   ARTICLE 10

                DISCLOSURE OF INTEREST BY DIRECTORS AND OFFICERS

SECTION 10.1      DISCLOSURE OF INTEREST AND VOTING.......................    11

                                   ARTICLE 11

                                 FINANCIAL YEAR

SECTION 11.1      FINANCIAL YEAR..........................................    11


                                   ARTICLE 12

                                     AUDITOR

SECTION 12.1      AUDITOR.................................................    11

                                   ARTICLE 13

                                   SECURITIES

SECTION 13.1      ISSUANCE................................................    12
SECTION 13.2      SECURITY CERTIFICATES...................................    12
SECTION 13.3      SECURITIES REGISTERS....................................    12
SECTION 13.4      LOST OR DESTROYED CERTIFICATES..........................    12
SECTION 13.5      PAYMENT OF DIVIDENDS AND OTHER AMOUNTS..................    12
SECTION 13.6      JOINT HOLDERS...........................................    13
SECTION 13.7      UNCLAIMED DIVIDENDS.....................................    13

                                   ARTICLE 14

                             EXECUTION OF DOCUMENTS

SECTION 14.1      DOCUMENTS...............................................    13
SECTION 14.2      BANKING ARRANGEMENTS....................................    13
SECTION 14.3      CUSTODY OF SECURITIES...................................    13

                                   ARTICLE 15

                                     NOTICES

SECTION 15.1      METHOD OF GIVING NOTICES................................    14
SECTION 15.2      PROOF OF GIVING OF NOTICE...............................    14
SECTION 15.3      ADDRESSES OF SHAREHOLDERS...............................    14
SECTION 15.4      ACCIDENTAL OMISSION.....................................    14
SECTION 15.5      PERSONS ENTITLED BY DEATH OR OPERATION OF LAW...........    14
SECTION 15.6      WAIVER OF NOTICE........................................    15


                                   ARTICLE 16

                                    BORROWING

SECTION 16.1      BORROWING POWER.........................................    15
SECTION 16.2      DELEGATION..............................................    15

                                   ARTICLE 17

                              ENACTMENT AND REPEAL

SECTION 17.1      EFFECTIVE DATE..........................................    15

                                   ARTICLE 18

                                 INTERPRETATION

SECTION 18.1      INTERPRETATION..........................................    16

                                    ARTICLE 1

                                   DEFINITIONS

SECTION 1.1       DEFINITIONS

In the by-laws of the corporation, unless the context otherwise requires:

"Act" shall mean the Canada Business Corporations Act, R.S.C. 1985, c. C-44, the Regulations enacted pursuant to the Act and any statute and regulations that may be substituted therefor, all as amended from time to time;

"by-laws" shall mean this by-law, as amended from time to time, and all other by-laws of the corporation in force and effect from time to time;

"corporation" shall mean Nortel Networks Corporation;

"meeting of shareholders" shall mean an annual meeting of shareholders or a special meeting of shareholders, and includes a meeting of the holders of one
(1) or more of the classes or series of shares of the corporation;

"notice" shall include any communication or document; and

"special meeting of shareholders" shall mean any meeting of shareholders at which special business is to be conducted, and includes an annual and special meeting of shareholders.

                                    ARTICLE 2

                                 CORPORATE SEAL

SECTION 2.1       CORPORATE SEAL

The corporation may, but need not have, one (1) or more corporate seals. The corporate seal or seals of the corporation shall be in such form as the board of directors may adopt by resolution. An instrument or agreement executed on behalf of the corporation by a director, officer or agent of the corporation is not invalid merely because the corporate seal is not affixed thereto.

                                    ARTICLE 3

                                  SHAREHOLDERS

SECTION 3.1       ANNUAL MEETING

Subject to the Act, the annual meeting of shareholders shall be held at such place and on such date in each year and at such time as may be fixed by the board of directors.

An annual meeting of shareholders may also be constituted as an annual and special meeting of shareholders to consider and transact any special business, which may be considered and transacted at a special meeting of shareholders.

SECTION 3.2       SPECIAL MEETINGS

Subject to the Act, special meetings of shareholders may be called at any time by, or by the order of, the board of directors, the chairman of the board or the chief executive officer and shall be held at such place as may be determined by the person or body calling, or ordering the calling of, the special meeting.

SECTION 3.3       NOTICE OF MEETING

A notice of meeting of shareholders or, to the extent required under the Act, notice of any adjournment or postponement thereof, shall be given as specified by the Act and other applicable law, and may be given in the manner provided in
Article 15.

SECTION 3.4       ATTENDANCE

The only persons entitled to attend a meeting of shareholders are those entitled to vote thereat, the directors, the auditor of the corporation and others who, although not entitled to vote, are entitled or required under the Act or other applicable law, the articles or the by-laws of the corporation to be present at such meeting. The chairman of a meeting of shareholders may permit or restrict attendance at such meeting by persons other than those enumerated above.

The chairman of a meeting of shareholders may order the removal from the meeting of any person whose conduct, in the opinion of the chairman, has prejudiced or is likely to prejudice, the orderly conduct of the meeting.

To the extent permitted by the Act, meetings of shareholders may be held by telephonic, electronic or other communication facility. A person participating in a meeting by such means is deemed to be present at the meeting. The board of directors may establish, by resolution, procedures regarding the holding of meetings of shareholders by such means as are permitted by the Act.

SECTION 3.5       QUORUM

Unless otherwise provided in the articles of the corporation, a quorum at a meeting of shareholders shall be three (3) persons present in person and representing in their own right, or by proxy, or as the duly authorized representative of any shareholder that is a body corporate or association, not less than ten percent (10%) in number of the outstanding shares of the corporation carrying voting rights at the meeting of shareholders. At an adjourned meeting of shareholders, a quorum shall be the shareholders present in person or represented by proxy or by a duly authorized representative, holding shares carrying voting rights at the adjourned meeting of shareholders. Notwithstanding the foregoing, if the corporation has fewer than ten (10) shareholders of any class or series of shares, any two (2) persons present in person and representing in their own right, or by proxy, or as the duly authorized representative of any shareholder that is a body corporate or association, not less than ten percent (10%) in number of the outstanding shares of that class or series carrying voting rights at the meeting of that class or series of shareholders constitutes a quorum for such meeting.

If a quorum is present at the opening of a meeting of shareholders, the persons present may proceed with the business of the meeting, notwithstanding that a quorum is not present throughout the meeting.

SECTION 3.6       CHAIRMAN AND SECRETARY OF MEETING

The chairman of the board or, in his or her absence or in case of his or her disability or refusal to act, the chief executive officer or, in his or her absence or in case of his or her disability or refusal to act, the president or, in his or her absence or in case of his or her disability or refusal to act, such other person that may have been designated by the board of directors to exercise such function, shall preside as chairman at meetings of shareholders. In the absence of the chairman of the board, the chief executive officer, the president and all such other persons designated by the board of directors, or in case of their disability or refusal to act, the persons present entitled to vote at a meeting of shareholders shall choose another director as chairman of the meeting and if no director is present or if all the directors present refuse to act, then the persons present entitled to vote shall choose one (1) of their number to be chairman of the meeting.

The corporate secretary shall act as secretary of meetings of shareholders or, in his or her absence or in the case of his or her disability or refusal to act, the chairman of the meeting shall appoint a person, who need not be a shareholder, to act as secretary of the meeting.

SECTION 3.7       PROXIES

A shareholder is entitled to vote in person or by proxy or, if a body corporate or an association, by its duly authorized representative.

Proxyholders must be appointed by a form of proxy or other appropriate instrument in writing signed by the shareholder or his or her attorney duly authorized in writing that conforms with the requirements of the Act; provided, however, that if the Act permits the appointment of a proxyholder or attorney by telephonic or electronic or other means, the board of directors may establish, by resolution, procedures in respect of the delivery, completion, execution, submission and revocation of such instruments by such means.

To the extent permitted by the Act, the board of directors may establish, by resolution, procedures regarding the lodging of instruments appointing a proxyholder at some place or places other than the place at which a meeting or adjourned meeting of shareholders is to be held and for particulars of the means by which such instruments may be communicated prior to the meeting or adjourned meeting to the corporation or any agent of the corporation appointed for the purpose of receiving such particulars and providing that instruments appointing a proxyholder so lodged may be voted as though the instruments themselves were produced at the meeting or adjourned meeting and votes given in accordance with such procedures shall be valid and shall be counted. The chairman of a meeting of shareholders may, subject to any procedures made as aforesaid and applicable law, in his or her discretion accept telephonic, electronic or other communication as to the authority of anyone claiming to vote on behalf of and to represent a shareholder, notwithstanding that no instrument of proxy conferring such authority has been lodged with the corporation, and any votes given in accordance with such communication accepted by the chairman of the meeting shall be valid and shall be counted.

SECTION 3.8       PROCEDURE AND VOTING AT MEETINGS

The chairman of a meeting of shareholders shall conduct the meeting and shall determine the procedure thereof in all respects. The chairman's decision on all matters or things, including, for greater certainty, any questions regarding the validity or invalidity of a form of proxy or other instrument appointing a proxy, shall be conclusive and binding upon the meeting of shareholders.

Unless otherwise required by the Act or other applicable law, or by the articles or by-laws of the corporation, the vote of the shareholders representing a majority of the votes attaching to all shares represented at a meeting of shareholders and entitled to vote thereat shall be sufficient for all purposes and shall be the decision of the meeting. In the case of an equality of votes, the chairman of the meeting shall have a casting vote in addition to the vote or votes to which the chairman is entitled as a shareholder, a proxyholder or a duly authorized representative of a shareholder.

Unless otherwise required by the Act, every matter submitted to a meeting of shareholders for decision shall be decided by a show of hands, unless a ballot thereon is required or demanded. The chairman of a meeting of shareholders may require, or any person entitled to vote may demand, a ballot on any matter either before or after any vote by a show of hands. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot. A ballot so required or demanded shall be taken in such manner and either at once or after adjournment, as the chairman of the meeting shall direct. The result of the ballot shall be the decision of the meeting of shareholders, whether or not a vote by a show of hands shall have been taken previously on the same matter.

Subject to the Act, every person entitled to vote at a meeting of shareholders shall have one (1) vote on a show of hands. Upon a ballot, every person entitled to vote at a meeting of shareholders shall be entitled to the number of votes attached to the aggregate number of shares that such person holds or represents.

Whenever a vote by a show of hands shall have been taken, unless a ballot thereon is required or demanded, a declaration by the chairman of a meeting of shareholders that a particular resolution has been carried, or carried unanimously, or by any majority, or lost, or not carried by a particular majority, shall be conclusive evidence of that fact, without proof of the number or proportion of the votes recorded in favour of or against any resolution, and the result of the vote so taken shall be the decision of the shareholders on the resolution.

To the extent permitted by the Act, a vote at a meeting may be carried out by means of a telephonic, electronic or other communication facility.

SECTION 3.9       SCRUTINEERS

The chairman of a meeting of shareholders may appoint one (1) or more persons who need not be shareholders to act as scrutineers at a meeting of shareholders or at any adjourned or postponed meeting of shareholders.

The scrutineers shall determine the number of shares held by shareholders present in person or represented by proxy or by a duly authorized representative at the meeting and the existence of a quorum. The scrutineers shall also receive, count and tabulate all ballots, determine the result of a vote by ballot, and do such acts as are necessary to conduct such vote in an equitable manner. The decision of a majority of the scrutineers shall be conclusive and binding upon the meeting and a declaration or certificate of the scrutineers shall be conclusive evidence of the facts declared or stated therein.

SECTION 3.10      ADJOURNMENT OF MEETINGS

The chairman of a meeting of shareholders may adjourn such meeting from time to time and from place to place. Any adjourned meeting shall be duly constituted if held in accordance with the terms of the adjournment and a quorum is present thereat. Any business may be considered and transacted at any adjourned meeting, which might have been considered and transacted at the original meeting of shareholders.

                                    ARTICLE 4

                                    DIRECTORS

SECTION 4.1       POWERS

Subject to the Act, the board of directors shall supervise the management of the business and affairs of the corporation.

The board of directors may exercise all such authority and powers of the corporation and do all such lawful acts and things as are not by law or otherwise directed or required to be exercised or done by the shareholders or in some other manner.

SECTION 4.2       NUMBER OF DIRECTORS

Until otherwise determined in accordance with the Act, the board of directors shall consist of not fewer than the minimum number and not more than the maximum number of directors provided in the articles of the corporation, and within such minimum and maximum numbers, the board of directors shall from time to time determine the actual number of directors.

Unless otherwise permitted by the Act, a majority of the directors shall be resident Canadians and the corporation shall have at least two (2) directors who are neither officers nor employees of the corporation or of its affiliates.

SECTION 4.3       ELECTION

The directors shall be elected at each annual meeting of shareholders, except as otherwise provided by the Act, the articles or the by-laws of the corporation.

Each director shall hold office until the close of the next annual meeting of shareholders or until he or she ceases to be a director as provided by the Act or until his or her resignation becomes effective.

SECTION 4.4       RESIGNATION AND VACANCY

A director may resign by sending to the corporation a resignation in writing. A resignation of a director shall become effective at the time it is sent to the corporation or at the time specified in the resignation, whichever is later. The provisions of Article 15 with respect to the sending of notice by the corporation shall apply mutatis mutandis.

In addition to any power the directors may have pursuant to the Act to fill the vacancies among their number, but subject to the maximum number of directors provided for in the articles, the directors may appoint one or more additional directors, who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, provided that the total number of additional directors so appointed shall not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

SECTION 4.5       REGULAR MEETINGS OF DIRECTORS

Regular meetings of the board of directors may be held at such time or times as the board of directors or the chairman of the board may determine. Subject to the Act, no notice shall be required for any such regular meeting.

A meeting may be held without notice, except as otherwise provided by the Act, immediately after each annual meeting of shareholders or annual and special meeting of shareholders, by the directors as are then present, provided they shall constitute a quorum, for the appointment of certain officers of the corporation and for the consideration and transaction of such other business as may come before the meeting.

SECTION 4.6       SPECIAL MEETINGS OF DIRECTORS

Special meetings of the board of directors may be called by, or by the order of, the chairman of the board, the chief executive officer, the president or any two
(2) directors. Unless otherwise determined by the board of directors, notice of special meetings shall be given.

SECTION 4.7       PLACE OF MEETINGS

Meetings of the board of directors may be held at any place within or outside of Canada. To the extent permitted by the Act, meetings of the board of directors may be held by means of a telephonic, electronic or other communication facility.

SECTION 4.8       NOTICE OF MEETINGS

Unless otherwise determined by the board of directors, a notice of meeting of the board of directors, if required, shall be given at least twenty-four (24) hours before the hour fixed for the meeting and need not specify the purpose of, or the business to be considered and transacted at, the meeting, except as otherwise provided by the Act. Notices of meeting may be given by oral communication.

Directors may in any manner waive notice of any meeting of the board of directors, or any irregularity in any meeting or in the notice thereof, before or after the meeting is held.

SECTION 4.9       QUORUM

The board of directors may determine the quorum for its meetings and, until otherwise so determined, three (3) directors shall constitute a quorum.

Unless otherwise permitted by the Act, no business shall be transacted at a meeting of the board of directors unless a majority of directors present are resident Canadians.

SECTION 4.10      CHAIRMAN OF MEETING

Unless otherwise determined by the board of directors, the chairman of the board or, in his or her absence or in case of his or her disability or refusal to act, the chief executive officer, provided the chief executive officer is a director, or in his or her absence or in case of his or her disability or refusal to act, such other director who has been designated by the board of directors to exercise such function, shall preside as chairman at meetings of the board of directors.

SECTION 4.11      VOTING

Matters considered at a meeting of the board of directors shall be decided by a majority of the votes cast. In the case of an equality of votes, the chairman of the meeting shall have a casting vote in addition to the vote to which the chairman is entitled as a director.

SECTION 4.12      PARTICIPATION IN MEETINGS

To the extent permitted by the Act, a director may, if all the directors of the corporation consent, participate in a meeting of directors by means of a telephonic, electronic or other communication facility. A director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the board of directors.

SECTION 4.13      RESOLUTION IN LIEU OF MEETING

A resolution in writing, signed by all the directors entitled to vote on that resolution at a meeting of the board of directors, is as valid as if it had been passed at a meeting of the board of directors.

SECTION 4.14      REMUNERATION OF DIRECTORS

Each director shall be entitled to receive such remuneration for all services as a director as the board of directors shall determine.

The board of directors may also award additional remuneration to any director serving as a member of any committee of the board of directors and to any director undertaking special services on the corporation's behalf beyond the services ordinarily required of a director by the corporation.

The directors shall also be entitled to be reimbursed for such traveling and other expenses incurred by them in attending board of directors' meetings or board of directors' committee meetings or otherwise in connection with the business and affairs of the corporation as the board of directors may determine.

                                    ARTICLE 5

                               EXECUTIVE COMMITTEE

SECTION 5.1       FORMATION

The board of directors may appoint from its members an executive committee consisting of such number of members as the board of directors may determine. The chairman of the board and the chief executive officer, provided he or she is a director, shall be members of the executive committee.

Unless otherwise permitted by the Act, a majority of the members of the executive committee shall be resident Canadians.

The executive committee shall determine its own organization and procedure, including its quorum, except as may be otherwise determined by the board of directors.

SECTION 5.2       POWERS

The executive committee shall possess and may exercise all the authority and powers of the board of directors, subject to any limitations or regulations the board of directors may make and except as otherwise provided by the Act or the by-laws.

SECTION 5.3       FURTHER PROVISIONS

Unless otherwise determined, the provisions of Sections 4.7, 4.11, 4.12 and 4.13 shall apply to the executive committee mutatis mutandis.

                                    ARTICLE 6

                                 AUDIT COMMITTEE

SECTION 6.1       FORMATION

The board of directors shall appoint annually from its members an audit committee consisting of such number of members as the board of directors may determine, but not less than three (3).

At least a majority of the members of the audit committee shall be neither officers nor employees of the corporation or of any of its affiliates.

Unless otherwise permitted by the Act, a majority of the members of the audit committee shall be resident Canadians.

Subject to the provisions of the Act and as may be otherwise determined by the board of directors, the audit committee shall determine its own organization and procedure, including its quorum.

SECTION 6.2       POWERS

The audit committee shall possess and may exercise the authority and powers provided in the Act, as well as all further authority and powers that may be delegated to it from time to time by the board of directors.

SECTION 6.3       FURTHER PROVISIONS

Unless otherwise determined, the provisions of Sections 4.7, 4.11, 4.12 and 4.13 shall apply to the audit committee mutatis mutandis.

                                    ARTICLE 7

                      OTHER COMMITTEES AND ADVISORY BODIES

SECTION 7.1       FORMATION

The board of directors may constitute one (1) or more such other committees of the board of directors as it may determine.

Unless otherwise permitted by the Act, a majority of the members of any such committee shall be resident Canadians.

The board of directors may also constitute such other advisory bodies as it may determine, whose members need not be directors of the corporation.

Each such other committee or advisory body shall determine its own organization and procedure, including its quorum, except as may be otherwise determined by the board of directors.

SECTION 7.2       POWERS

Such other committees of the board of directors shall possess and may exercise all the authority and powers that may be delegated to them by the board of directors.

Each advisory body shall have the mandate determined by the board of directors.

SECTION 7.3       FURTHER PROVISIONS

Unless otherwise determined, the provisions of Sections 4.7, 4.11, 4.12 and 4.13 shall apply to such other committees of the board and advisory bodies mutatis mutandis.

                                    ARTICLE 8

                                    OFFICERS

SECTION 8.1       APPOINTMENT

The officers of the corporation shall be appointed by the board of directors. The chairman of the board may, but need not be, an officer of the corporation. The board of directors may appoint a chairman of the board, chief executive officer, president, chief operating officer, chief financial officer, chief legal officer, chief marketing officer, chief technology officer, one (1) or more presidents of business units, divisions or other organizations within the corporation, one (1) or more vice-presidents (to which title words may be added to indicate seniority or function), corporate secretary, controller and treasurer. The board of directors may also appoint such other officers, including assistants to any of the officers so appointed, as it may deem appropriate and they shall have such authority and powers and shall perform such duties as may be determined by the board of directors.

The same person may hold more than one (1) office in the corporation.

None of the officers of the corporation, except the chairman of the board, if an officer, is required to be a director of the corporation.

If no person has been appointed to the office of chief financial officer, the officer having senior financial responsibility for the corporation shall be the chief financial officer of the corporation.

SECTION 8.2       TENURE OF OFFICE

The chairman of the board, if an officer, and any other officers who have also been elected as directors of the corporation may be appointed for a period not exceeding the period for which they have been elected as directors. All other officers shall be appointed at the pleasure of the board of directors and may be removed from office with or without cause. Unless removed from office by the board of directors, each officer shall hold office until a successor is appointed or until the officer resigns either orally or in writing.

SECTION 8.3       POWERS

The officers of the corporation shall possess and exercise such authority and powers and shall perform such duties, in addition to those provided in the by-laws, as may be determined by the board of directors. Any of the powers and duties of an officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the board of directors, the chairman of the board or the chief executive officer otherwise determines.

In case of the absence or inability or refusal to act of any officer of the corporation or for any other reason that the board of directors may deem sufficient, the board of directors may delegate all or any of the powers of an officer to any other officer or employee, or to a director.

SECTION 8.4       CHAIRMAN OF THE BOARD

The chairman of the board shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws and the board of directors. If a chief executive officer has not been appointed by the board of directors, unless the board of directors determines otherwise, the chairman of the board shall be the chief executive officer of the corporation and, as such, shall possess and exercise the authority and powers and perform the duties of the chief executive officer.

The board of directors may determine that the chairman of the board shall not be an officer of the corporation and shall act solely in a non-executive capacity. A non-executive chairman of the board shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws and the board of directors.

The board of directors may appoint from their number one (1) or more vice-chairmen of the board who shall possess and exercise such authority and powers and shall perform such duties as may be determined by the board of directors, including, if so determined, possession of any of the authority and powers and performance of any of the duties of the chairman of the board.

SECTION 8.5       MANAGING DIRECTOR

The board of directors may appoint from their number a managing director who, unless otherwise permitted by the Act, shall be a resident Canadian. Subject to the Act, a managing director shall possess and exercise such authority and powers and shall perform such duties as may be determined by the by-laws and the board of directors. A managing director shall not be an officer of the corporation.

SECTION 8.6       CHIEF EXECUTIVE OFFICER

The chief executive officer shall have, under the control of the board of directors, general supervision and direction of the business and affairs of the corporation. The chief executive officer shall possess and exercise such authority and powers and perform such other duties as may be determined by the by-laws, the board of directors and the chairman of the board.

SECTION 8.7       PRESIDENT

Unless the board of directors determines otherwise, the president shall be the chief operating officer of the corporation and shall have, under the control of the board of directors and the chief executive officer, general supervision of the business of the corporation. The president shall possess and exercise such authority and powers and perform such other duties as may be determined by the by-laws, the board of directors, the chairman of the board and the chief executive officer.

SECTION 8.8       CORPORATE SECRETARY

The corporate secretary shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws, the board of directors, the chairman of the board, the chief executive officer and the president.

The corporate secretary shall give or cause to be given, as and when instructed, notices to the board of directors, the shareholders, officers, auditors and members of committees and advisory bodies of the board of directors. Unless otherwise determined by the board of directors, the corporate secretary shall attend and record minutes of all meetings of the board of directors, committees of the board of directors, shareholders and advisory bodies. The corporate secretary shall have charge of the corporate seal or seals and of the corporate records required by law to be kept, except accounting records.

SECTION 8.9       CONTROLLER

The controller shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws, the board of directors, the chairman of the board, the chief executive officer, the president and the chief financial officer.

The controller shall have charge of the accounts and accounting records of the corporation and shall keep or cause to be kept accurate accounts of all transactions affecting the financial position of the corporation. Subject to the control of the chief financial officer of the corporation, the controller shall determine the appropriate accounting procedures for the proper recording of the corporation's assets and liabilities.

The controller shall prepare for submission to the board of directors such financial statements as may be required by the board of directors and shall prepare after the close of each financial year financial statements in accordance with the requirements of any applicable laws.

The controller shall provide financial information and data to the board of directors of the corporation, whenever requested.

SECTION 8.10      TREASURER

The treasurer shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws, the board of directors, the chairman of the board, the chief executive officer, the president and the chief financial officer.

The treasurer shall be responsible for the moneys and securities of the corporation, including the deposit of money, the safekeeping of securities and the disbursement of the funds of the corporation. The treasurer shall render to the board of directors, whenever required, an account of all transactions as treasurer and of the financial position of the corporation.

SECTION 8.11      OTHER OFFICERS

The chief financial officer, chief legal officer, chief marketing officer, chief technology officer, president or presidents of a business unit, division or other organization within the corporation and the vice-president or vice-presidents, if appointed, shall possess and exercise such authority and powers and perform such duties as may be determined by the by-laws, the board of directors, the chairman of the board, the chief executive officer and the president.

                                    ARTICLE 9

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 9.1       LIMITATION OF LIABILITY

No director or officer shall be liable for the acts, receipts, omissions, failures, neglects or defaults of any other director, officer or employee, or for joining in any receipt or act for conformity or for any loss, damage or misfortune whatever occasioned by any error of judgement or oversight on the part of such director or officer, or for any other loss, damage or misfortune which shall happen in the execution of the duties of office or in relation thereto, including any loss, damage or expense suffered or incurred by or happening to the corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the corporation shall be placed out or invested, or for any loss or damage arising from the bankruptcy, insolvency or tortuous acts of any person with whom any of the moneys, securities or effects of the corporation shall be lodged or deposited. Nothing herein shall relieve any director or officer from the duty to act in accordance with the Act or from liability for any breach thereof. The directors of the corporation shall not be under any duty or responsibility in respect of any contract, act or transaction, made, done or entered into on behalf of the corporation, except such as shall have been submitted to and authorized or approved by the board of directors. If any director or officer of the corporation shall be employed by or shall perform services for the corporation otherwise than as a director or officer or shall be a member of a firm or a shareholder, director or officer of a body corporate which is employed by or performs services for the corporation, the fact of such director or officer being a shareholder, director or officer of the corporation shall not disentitle such director or officer or such firm or body corporate, as the case may be, from receiving proper remuneration for such services.

SECTION 9.2       INDEMNITY

Subject to the limitations contained in the Act, the corporation shall indemnify a director or officer, a former director or officer, or a person who acts or acted at the corporation's request as a director or officer of a body corporate of which the corporation is or was a shareholder or creditor, or a person who undertakes or has undertaken any liability on behalf of the corporation or any such body corporate, and his or her heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by that person in respect of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of being or having been a director or officer of the corporation or such body corporate, if:

(a) such person acted honestly and in good faith with a view to the best interests of the corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, such person had reasonable grounds for believing that his or her conduct was lawful.

The corporation shall indemnify any person referred to above who fulfills the conditions contained in (a) and (b) above and who has been substantially successful on the merits in the defense of any civil, criminal or administrative action or proceeding to which such person is made a party by reason of his or her being or having been a director or officer of the corporation or body corporate, against all costs, charges and expenses reasonably incurred by such person in connection with the defense of such action or proceeding.

The corporation may also indemnify such persons in such other circumstances as the Act or other applicable law permits or requires. Nothing in this by-law shall limit the right of any person entitled to indemnity to claim indemnity apart from the provisions of this by-law. The corporation is hereby authorized to execute agreements evidencing its indemnity in favour of the foregoing persons to the full extent permitted by law.

SECTION 9.3       INSURANCE

To the extent permitted by the Act and other applicable law, the corporation may purchase and maintain insurance for the benefit of any person referred to in
Section 9.2 against such liability as the board of directors may determine.

                                   ARTICLE 10

                DISCLOSURE OF INTEREST BY DIRECTORS AND OFFICERS

SECTION 10.1      DISCLOSURE OF INTEREST AND VOTING

No director or officer shall be disqualified by virtue of being a director, or by holding any other office of, or having any other relationship with or pecuniary interest with respect to, the corporation or any body corporate, partnership or other person in which the corporation is a shareholder, partner or is otherwise interested, from entering into, or from being concerned or interested in any manner in, any contract, transaction or arrangement made, or proposed to be made, with the corporation or any body corporate, partnership or other person in which the corporation is a shareholder or is otherwise interested and no such contract, transaction or arrangement shall be void or voidable for any such reason. Subject to the Act, no director or officer shall be liable to account to the corporation for any profit arising from any such directorship, office, relationship or pecuniary interest or realized in respect of any such contract, transaction or arrangement. Except as required by the Act, no director or officer need make any declaration or disclosure of interest or, in the case of a director, refrain from voting in respect of any such contract, transaction or arrangement.

                                   ARTICLE 11

                                 FINANCIAL YEAR

SECTION 11.1      FINANCIAL YEAR

Unless otherwise determined by the board of directors, the financial year of the corporation shall be the calendar year.

                                   ARTICLE 12

                                     AUDITOR

SECTION 12.1      AUDITOR

At each annual meeting of shareholders, the shareholders shall appoint an auditor to hold office until the close of the next annual meeting of shareholders.

At least once in each financial year, the accounts of the corporation shall be examined and the auditor shall report on the financial statements of the corporation required by law.

                                   ARTICLE 13

                                   SECURITIES

SECTION 13.1      ISSUANCE

Subject to the Act and to the articles of the corporation, the issuance of shares of the corporation shall be determined by the board of directors which may accept subscriptions for, allot, issue and grant rights and options in respect of the shares of the corporation to such persons, on such terms and conditions, and for such consideration as it may determine.

SECTION 13.2      SECURITY CERTIFICATES

Unless otherwise permitted by the Act, every holder of a security of the corporation is entitled, at such holder's option, to a security certificate or to a non-transferable written acknowledgement of such holder's right to obtain a security certificate. Security certificates shall be in such form as the board of directors may determine. Unless otherwise permitted under the Act, a security certificate shall be signed manually by at least one (1) director or officer of the corporation or by, or on behalf of, the registrar, transfer agent or branch transfer agent of the corporation, or by a trustee who certifies it in accordance with a trust indenture, and any additional signatures required on the security certificate may be printed or otherwise mechanically reproduced thereon.

SECTION 13.3      SECURITIES REGISTERS

To the extent permitted under the Act, a central securities register shall be maintained by the corporation or by an agent at its registered office or at any other place designated by the board of directors for each class or series of securities. Branch securities registers may be maintained by the corporation or by an agent at any place designated by the board of directors for each class or series of securities.

Offices for the transfer of securities of the corporation may be maintained at such places as the board of directors may determine.

SECTION 13.4      LOST OR DESTROYED CERTIFICATES

New certificates for securities of the corporation may be issued upon such terms and conditions as the board of directors or any officer or agent designated by the board of directors may prescribe to replace any certificates theretofore issued by the corporation that have been defaced, mutilated, lost, destroyed or wrongfully taken.

SECTION 13.5      PAYMENT OF DIVIDENDS AND OTHER AMOUNTS

Subject to the Act, the board of directors may declare dividends payable to the shareholders according to their respective rights and interests in the corporation.

Subject to the articles and by-laws of the corporation, any amount payable in cash to shareholders (including dividends payable in cash) may be paid by cheque drawn on a financial institution or by electronic means to or to the order of each registered holder of shares of the class or series in respect of which such amount is to be paid. Cheques may be sent by delivery or first class mail to such registered holder at the holder's address appearing on the register of shareholders, unless that holder otherwise directs in writing. The sending of a cheque, as herein provided, in the amount of the dividend less any tax that the corporation is require to withhold, shall discharge the corporation from its liability to pay the amount of that dividend, unless the cheque is not paid on due presentation.

Cheques payable to joint shareholders shall be made payable to the order of all such joint shareholders. Such cheques may be sent to the joint shareholders at the address appearing on the register of shareholders in respect of that joint holding, to the first address so appearing if there is more than one (1), or to such other address as such joint shareholders direct in writing.

Dividends or other distributions payable in cash may be paid to shareholders in Canadian currency or in equivalent amounts of a currency or currencies other than Canadian currency. The board of directors may declare dividends or


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

other distributions in any currency or in alternative currencies and make such provisions as it deems advisable for the payment of such dividends or other distributions.

SECTION 13.6      JOINT HOLDERS

In case of several persons registered as the joint holders of any securities of the corporation, any one (1) of such persons may give effectual receipts for all dividends and payments on account of dividends, bonus, return of capital, principal, interest, redemption payments on redemption of securities (if any) subject to redemption, or other money or security payable or issuable in respect of such securities.

SECTION 13.7      UNCLAIMED DIVIDENDS

To the extent permitted under applicable law, any dividend unclaimed after a period of five (5) years from the date on which it has been declared payable shall be forfeited and shall revert to the corporation.

                                   ARTICLE 14

                             EXECUTION OF DOCUMENTS

SECTION 14.1      DOCUMENTS

Any two (2) of the chairman of the board, the chief executive officer, the president, the chief operating officer, the chief financial officer, the chief legal officer, the chief marketing officer, the chief technology officer, the corporate secretary, the controller, the treasurer, any president of a business unit, division, or other organization within the corporation, or any vice-president, or any one (1) of the aforesaid officers together with any other officer of the corporation, or any one (1) of the aforesaid officers together with a director, or any other person or persons as the board of directors may authorize, are authorized and empowered to execute and deliver, in the name and on behalf of the corporation, any and all agreements, deeds, documents, instruments and writings. In addition, any two (2) officers that may execute agreements, deeds, documents, instruments and writings on behalf of the corporation may direct the manner in which and the person or persons by whom any particular agreement, deed, document, instrument or writing or class of agreements, deeds, documents, instruments and writings may or shall be executed and delivered on behalf of the corporation.

To the extent permitted by the Act or other applicable law, agreements, deeds, documents, instruments and writings on behalf of the Corporation may be executed by the authorized individuals using electronic signatures. The board of directors may establish, by resolution, procedures in respect of the use of electronic signatures.

SECTION 14.2      BANKING ARRANGEMENTS

The banking business of the corporation, including, without limitation, the borrowing of money and the giving of security therefor, shall be transacted in such manner and by such persons as the board of directors, or as an officer or officers designated by the board of directors, may determine, either generally or with respect to a particular instance.

All cheques, drafts or orders for payment of money and all notes, acceptances and bills of exchange shall be signed by such officer or officers or other person or persons, whether or not officers of the corporation, and in such manner as the board of directors, or as an officer or officers designated by the board of directors, may determine.

SECTION 14.3      CUSTODY OF SECURITIES

The securities owned by the corporation shall be deposited for safekeeping with a bank or trust company or with such other financial institutions or depositories or in such other manner as may be selected by such officer or officers or other person or persons, whether or not officers of the corporation, and in such manner as the board of directors, or as an officer or officers designated by the board of directors, shall determine. Any securities so deposited may be withdrawn from time to time only upon the written order of the corporation signed by such officer or officers or other person or persons, whether or not officers of the corporation, and in such manner as the board of directors, or an officer or officers designated by the board of directors shall determine. Any such authority may be general or confined to specific instances.

                                   ARTICLE 15

                                     NOTICES

SECTION 15.1      METHOD OF GIVING NOTICES

To the extent permitted by the Act or other applicable law, notice to be given, delivered or sent by the corporation to any director, officer, shareholder, auditor or other person entitled to it shall be sufficiently given, delivered or sent if delivered personally, or left at such person's recorded address, or sent by first class mail, telecopy, facsimile, or is otherwise communicated by electronic means capable of producing a copy that is accessible to the addressee at the recorded address of such person and is capable of being retained so as to be usable for subsequent reference. The board of directors may establish, by resolution, procedures to give, deliver or send a notice to any director, officer, shareholder, auditor or other person by any means of communication permitted by the Act or other applicable law.

Subject to the Act, a notice shall be deemed to have been given, delivered or sent when it is delivered personally or to the recorded address as aforesaid; when it has been deposited in a post office or post office letter box; or when it has been dispatched or delivered for dispatch by telecopy, facsimile, or is otherwise communicated by electronic means.

Notwithstanding the foregoing, if there are reasonable grounds for believing that a notice to be given, delivered or sent to shareholders, if sent by unregistered mail, will not be received in the ordinary course of mail, alternate methods may be authorized by the board of directors, such as depositing the notice at the offices at which the securities registers of the corporation are maintained or other places and publishing a notice of its availability at such places in appropriate publications, subject to applicable law.

For purposes of this Article 15, the recorded address of a shareholder is the address as recorded in the securities register, and the recorded address of a director, officer, auditor or other person entitled to receive a notice is the latest address as recorded in the records of the corporation.

Any such notice to be given, delivered or sent to shareholders by the corporation may, if two (2) or more persons are registered as joint holders of shares, be given, delivered or sent to whichever person is first named in the securities register of the corporation.

SECTION 15.2      PROOF OF GIVING OF NOTICE

A certificate of the corporate secretary or any other officer of the corporation or of any agent appointed by the corporation, with respect to the giving, delivery or sending of any notice shall be conclusive evidence of the facts stated therein and shall be binding on every director, officer, shareholder, auditor or other persons, as the case may be.

SECTION 15.3      ADDRESSES OF SHAREHOLDERS

Every shareholder shall furnish in writing to the corporation or to any agent appointed by the corporation an address where all notices intended for such shareholder may be given. In the absence of any such address being furnished, the address of the shareholder shall be deemed to be that of the office at which the central securities register of the corporation is maintained.

SECTION 15.4      ACCIDENTAL OMISSION

The accidental omission to give, deliver or send any notice to any director, officer, shareholder, auditor or other person entitled thereto or the non-receipt of any notice by any such person or any irregularity or error in any notice or in the giving, delivery or sending thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

SECTION 15.5      PERSONS ENTITLED BY DEATH OR OPERATION OF LAW

Every person who, by operation of law, transfer, death of a security holder or any other means whatsoever, shall become entitled to any security, shall be bound by every notice in respect of such security which shall have been duly given, delivered or sent to the security holder from whom such person derives title to such security prior to the name and address of such person being entered on the securities register (whether such notice was given before or after the happening of the event upon which such person became so entitled) and prior to such person furnishing to the corporation the proof of authority or evidence of entitlement prescribed by the Act.

SECTION 15.6      WAIVER OF NOTICE

Any shareholder, proxyholder or other person entitled to attend a meeting of shareholders, and any director, officer, auditor or other person entitled to receive notice may at any time waive any notice, or waive or abridge time for any notice required to be given, delivered or sent to such person and such waiver or abridgement, whether given before or after the meeting or event, or other occurrence of which or in respect of which notice is required to be given, delivered or sent, shall cure any default in the giving, delivery or sending of such notice or in the length of such notice, as the case may be. Unless required by the Act or other applicable law, or by the articles or by-laws of the corporation, a waiver of notice of meeting of shareholders or of the board of directors or committee of directors may be given in any manner.

                                   ARTICLE 16

                                    BORROWING

SECTION 16.1      BORROWING POWER

Without in any way limiting the borrowing powers of the corporation and of the board of directors of the corporation as set forth in the Act, but subject to the articles of the corporation, the board of directors may, on behalf of the corporation, without authorization of the shareholders:

         (a)      borrow money upon the credit of the corporation;

         (b) issue, reissue, sell or pledge bonds, debentures, notes or other evidences of indebtedness or guarantee of the corporation, whether secured or unsecured;

         (c) to the extent permitted by the Act, give directly or indirectly financial assistance to any person by means of a loan, guarantee or otherwise on behalf of the corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

         (d) mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property of the corporation including book debts, rights, powers, franchises and undertakings, to secure any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness, liability or obligation of the corporation.

Nothing in this Section 16.1 limits or restricts the borrowing of money by the corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the corporation.

SECTION 16.2      DELEGATION

Unless the Act or the articles or by-laws of the corporation otherwise provide, the board of directors may delegate to a director or directors, a committee of the board of directors, or an officer or officers of the corporation any or all of the powers conferred on the board of directors by the Act and Section 16.1 to such extent and in such manner as the board of directors may determine at the time of such delegation.

                                   ARTICLE 17

                              ENACTMENT AND REPEAL

SECTION 17.1      EFFECTIVE DATE

This by-law shall come into force and effect when made by the board of directors in accordance with the Act.

                                   ARTICLE 18

                                 INTERPRETATION

SECTION 18.1      INTERPRETATION

This by-law shall be in both the English and French languages and both versions shall be equally authoritative. If there be a difference between the English and French texts of this by-law, that version shall prevail which is most consistent with the intention of the by-law and the ordinary rules of interpretation shall apply in determining such intention.

This by-law and all other by-laws are made pursuant to and are subordinate to the Act and should be read in conjunction with the Act. In case of conflict between a provision of any by-law and a provision of the Act, the applicable provision of the Act shall govern.

Words and expressions not defined in this by-law shall have the same meaning as ascribed by the Act, unless required otherwise by the context.

Words importing the singular number shall include the plural and vice versa and words importing gender shall include the masculine, feminine and neuter genders.

                                                          [NORTEL NETWORKS LOGO]


                           NORTEL NETWORKS CORPORATION

                                  FORM OF PROXY

                   ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2001
                                CALGARY, ALBERTA

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND THE MANAGEMENT OF NORTEL NETWORKS CORPORATION FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AT THE HYATT REGENCY CALGARY, CALGARY, ALBERTA AT 11:15 A.M. (LOCAL
TIME) ON THURSDAY, APRIL 26, 2001, OR ANY POSTPONEMENTS OR ADJOURNMENTS OF THE MEETING.

YOU HAVE THE RIGHT TO APPOINT A DIFFERENT PERSON OR COMPANY (WITH APPROPRIATE DOCUMENTATION), OTHER THAN THE PERSONS DESIGNATED BELOW, AS YOUR PROXYHOLDER AT THE MEETING BY STRIKING OUT THOSE NAMES AND INSERTING THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE, OR BY COMPLETING AND SIGNING ANOTHER PROPER FORM OF PROXY.

I (we) hereby appoint Frank C. Carlucci or, failing him, John A. Roth or, failing him, Deborah J. Noble or ______________________________ as my
proxyholder, with full power of substitution, to attend, vote and otherwise act for and on my behalf in respect of all matters that may come before the meeting. I hereby revoke any proxy previously given for use at the meeting and ratify and confirm all that the proxyholder may do, provided that all the common shares registered in my name and represented by this properly executed proxy shall be voted for or against or withheld from voting on any ballot conducted at the meeting in accordance with my directions specified below. IN THE ABSENCE OF SUCH DIRECTIONS, THE PROXYHOLDER NAMED ABOVE WILL VOTE FOR THE ELECTION OF MANAGEMENT'S NOMINEES FOR DIRECTORS, FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS, FOR THE RESOLUTION CONFIRMING THE COMPANY'S BY-LAW NO. 1, AND FOR THE RESOLUTION TO APPROVE THE COMPANY'S ADOPTION OF THE ALTEON WEBSYSTEMS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN. THE COMMON SHARES REPRESENTED BY THIS PROXY MAY BE VOTED IN THE DISCRETION OF THE PROXYHOLDER WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.

------------------------------------------------------------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS                                           2. APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS

   [ ] Vote for all nominees below                                       [ ] Vote for                      [ ]  Withhold vote
       (except for any nominee whose name I have struck out)
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   [ ] Withhold vote from all nominees below

   The Hon. James J. Blanchard, Robert E. Brown,
   Clarence J. Chandran, Frank A. Dunn, L. Yves Fortier,
   Robert A. Ingram, John A. Roth, Guylaine Saucier,
   Sherwood H. Smith, Jr., Lynton R. Wilson

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3. RESOLUTION TO CONFIRM THE COMPANY'S BY-LAW NO. 1                4. RESOLUTION TO APPROVE THE COMPANY'S ADOPTION OF THE ALTEON
                                                                      WEBSYSTEMS, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN

      [ ] Vote for              [ ]  Vote against                        [ ] Vote for                      [ ]   Vote against

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

IMPORTANT: Please complete, sign and return this proxy in the envelope provided, for receipt prior to 1:15 p.m. (Eastern Daylight Saving Time) on Wednesday, April 25, 2001. You or an attorney whom you have authorized in writing must sign this form of proxy. Should this form of proxy not be dated below, it shall be deemed to bear the date on which it was mailed by the Company.


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Signature of Shareholder(s)


Date:   ________________________ 2001                              I plan to attend the meeting:        Yes [ ]     No [ ]



                           NORTEL NETWORKS CORPORATION

Nortel Networks Corporation regularly provides full information to the press the day its quarterly results are announced. For this reason, many of our registered shareholders do not wish to receive copies of the subsequent quarterly reports by mail. By mailing these reports only to those shareholders who want them, the Company can achieve savings in both paper usage and expense. To assist us in this program, please check the box below only if you wish to receive quarterly reports. If you do not check the box, we will assume you do not wish to receive quarterly reports. You will continue to receive the annual report and associated proxy material and may request at any time that quarterly reports be sent to you.

If you wish to receive the Company's quarterly reports in 2001, please check here.

[ ]